UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number:  811-04632

The European Equity Fund, Inc.
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	12/31/2012

ITEM 1.	REPORT TO STOCKHOLDERS

SUMMARY OF GENERAL INFORMATION

THE FUND

The European Equity Fund, Inc. (the "Fund") is a diversified, actively-managed closed-end fund listed on the New York Stock Exchange with the symbol "EEA." The Fund seeks long-term capital appreciation primarily through investment in European equities. It is advised and administered by wholly-owned subsidiaries of the Deutsche Bank Group.

SHAREHOLDER INFORMATION

Prices for the Fund's shares are published weekly in the New York Stock Exchange Composite Transactions section of certain newspapers. Net asset value and market price information are published each Saturday in Barron's and other newspapers in a table called "Closed End Funds." Daily information on the Fund's net asset value is available from NASDAQ (symbol XEEAX). It is also available by calling: 1-800-437-6269 (in the U.S.) or 00-800-2287-2750 (outside of the U.S.). In addition, a schedule of the Fund's largest holdings, dividend data and general shareholder information may be obtained by calling these numbers.

The foregoing information is also available on our web site: www.dws-investments.com.

There are three closed-end funds investing in European equities advised and administered by wholly owned subsidiaries of the Deutsche Bank Group:

•  The European Equity Fund, Inc.—investing primarily in equity or equity-linked securities of companies domiciled in countries utilizing the euro currency (with normally at least 80% in securities of issuers in such countries).

•  The New Germany Fund, Inc.—investing primarily in equity or equity-linked securities of middle market German companies with up to 20% in other Western European companies (with no more than 15% in any single country).

•  The Central Europe and Russia Fund, Inc.—investing primarily in equity or equity-linked securities of issuers domiciled in Central Europe and Russia (with normally at least 80% in securities of issuers in such countries).

Please consult your broker for advice on any of the above or call 1-800-437-6269 (in the U.S.) or 00-800-2287-2750 (outside of the U.S.). for shareholder reports.

The European Equity Fund is diversified and primarily focuses its investments in equity securities of issuers domiciled in European countries that utilize the euro currency, thereby increasing its vulnerability to developments in that region.

Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly.

The European
Equity Fund, Inc.

Annual Report

December 31, 2012

The European
Equity Fund, Inc.
LETTER TO THE SHAREHOLDERS

Dear Shareholder,

For the 12 months ended December 31, 2012, the Fund's total return in U.S. dollars (USD) was 21.17% based on net asset value and 23.44% based on market price. During the same period, the total return in USD of the Fund's benchmark, the MSCI-EMU Index, was 21.17%.1

After falling dramatically in 2011 and in spite of ongoing poor economic news throughout most of 2012, European equity markets experienced a significant surge in the past year, particularly in the second half of the year. The Fund's overall defensive positioning allowed it to outperform the market significantly in the first half while markets were weak, but caused it to give back some of that outperformance in the second half as markets strengthened. For the full year, the Fund matched the performance of its benchmark with a 21.17% annual return in the reporting period based on net asset value. The substantial rally was a result of many factors, but was most significantly due to the expansionary money supply and liquidity supplied by central banks globally to prevent an economic depression. The fourth quarter was particularly positive for European equities as investors' appetites for riskier assets increased, with improved sentiment attributable in part to a recovery of leading indicators in China and Germany, more robust U.S. economic data, and a new rescue package for Greece.

In China, where growth expectations had been falling during most of 2012, two data points released in the fourth quarter triggered more positive investor sentiment for that market. The Purchasing Managers Index (PMI) rose more than expected and retail sales growth improved in November, the strongest growth since March.2 In Germany, the monthly Ifo Business Climate Index, which had been steadily falling since April, saw its low point in October and continued improving through the end of the year.3 In the U.S., the unemployment rate dropped to a four-year low of 7.7% and industrial production gained more than expected in November, driven by a strong surge in motor vehicle output. Additionally, the U.S. trade deficit fell to its lowest level since December 2010, given exceptionally strong exports. A string of improved news from Greece took this past hot spot momentarily out of investors' focus. The Greek Troika, a tripartite committee of the European Commission with European central banks and the International Monetary Fund (IMF), gave a positive assessment for Greece in November; IMF agreed on a new rescue deal; and the Greek government was able to repurchase EUR 31.9 Bn of its debt for 33.8% of its face value.4,5

In 2012, the Fund benefited from its "Stability Strategy," initially implemented in the third quarter of 2011, which positioned the Fund defensively and provided significant protection in periods where markets were falling. Under this strategy, portfolio management considers three factors in picking stocks — quality, value and momentum — and focuses on low-volatility, high-quality European equities paying higher-than-average dividends, targeting a typical fund beta below that of the market.6 The strategy caused the Fund to outperform significantly in the first half of the year, while in the second half, as riskier assets came more into favor, the Fund gave up part of its accumulated outperformance in spite of adjustments made by Portfolio Management in the third quarter to mitigate this effect. The focus on high-quality stocks, while already reduced, detracted from performance in the final quarter. Towards the end of the year, we observed a significant low-quality, low-value move with a strong momentum reversal. Additionally, we saw a shift within the "value" sector. It now makes sense to buy cheap cyclical stocks with leverage to a recovery.

While the Fund employs a strict stock-picking strategy, country and sector weights are actively monitored. Germany — the Fund's largest active overweight position, totaling close to 40% of the Fund's net asset value — and Norway contributed most positively to the Fund's full-year return.7 On a relative basis, performance detractors included the Fund's underweight in Belgium (no positions held) and the Netherlands.

From a sector perspective, the Fund's underweight in the energy sector and overweight in health care provided the largest positive contribution to return relative to its benchmark, while underweights in financials and materials detracted from performance. Financials, which saw the largest weighting increase from the prior year-end, provided the best absolute returns, but the sector remained underrepresented in the Fund for most of the year. The biggest sector increases also included additions to the information technology and

For additional information about the Fund including performance, dividends, presentations, press releases, market updates, daily NAV and shareholder reports, please visit www.dws-investments.com

LETTER TO THE SHAREHOLDERS (continued)

materials sectors. The biggest reductions from the prior year took place in consumer staples, telecommunication services and energy.8

The Fund's discount to net asset value averaged 10.03% for the full-year 2012, compared with 9.05% for the same period a year earlier. For the three months ended December 31, 2012, the discount was 10.21%, compared with 9.15% for the same quarter a year earlier.

Economic and Market Overview

Although equity markets performed very well in 2012, we still deem current valuation levels as attractive. This view is not only based on the relative attractiveness of equities in the current low-interest rate environment, but in looking at historical valuation levels, we believe that equities have further potential. We still see the macroeconomic picture in Europe as challenging, but the negative surprise potential seems limited. With a further improvement of the Chinese economy, stable growth in the U.S. and a European economy that is no longer deteriorating, we believe European equities' risk-reward potential looks compelling.

Given the chance of a cyclical recovery, we have reduced our typically strong quality tilt. Going forward into 2013, we currently expect to seek to increasingly differentiate between companies delivering true long-term structural growth vs. those just benefitting from shorter-term cyclical growth, which is not sustainable.

Crucially, we would expect this year to become more volatile as it progresses and believe the Fund will continue to be well served with the more conservative "stability" investment strategy.

On January 28, 2013, pursuant to the Discount Management Program (announced in January 2012), the Fund announced that the next measurement period will commence on March 25, 2013 and expire on June 14, 2013. The Fund will conduct a tender offer if its shares trade at an average discount to NAV of more than 10% during the applicable twelve-week measurement period.

Sincerely,

Christian Strenger Chairman	Rainer Vermehren Lead Portfolio Manager	W. Douglas Beck President and Chief Executive Officer

The views expressed in the preceding discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as recommendations. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

1  The MSCI-EMU Index is an unmanaged capitalization-weighted index that comprises approximately 300 stocks of companies domiciled in the countries utilizing the euro currency. MSCI indices are calculated using closing local market prices and translate into U.S. dollars using the London close foreign exchange rates. Index returns assume reinvested dividends and do not reflect any fees or expenses. It is not possible to invest directly in an index.

2  Purchasing Managers Index (PMI) — Maintained by the Institute for Supply Management (ISM), it is a composite of information extracted from the responses of surveys from more than 400 purchasing managers selected for their geographic and industry diversification. The survey measures response to topics such as production levels, new orders from customers, supplier deliveries, inventories and employment levels. Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

3  The Ifo Business Climate Index is a monthly survey that measures the business climate in Germany.

4  The Eurozone refers to a currency union among the European Union member states that have adopted the euro as their sole currency.

5  The International Monetary Fund (IMF) is an organization of 188 countries, working to foster global monetary cooperation, secure financial stability, facilitate international trade, promote high employment and sustainable economic growth, and reduce poverty around the world.

6  Beta measures a security's sensitivity to the movements of the Fund's benchmark or the market as a whole. A beta of greater than one indicates more volatility than the benchmark or market, while a beta of less than one indicates less volatility.

7  "Overweight" means the Fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the Fund holds a lower weighting.

8  Consumer staples are the industries that manufacture and sell products such as food and beverages, prescription drugs, and household products.

For additional information about the Fund including performance, dividends, presentations, press releases, market updates, daily NAV and shareholder reports, please visit www.dws-investments.com

PERFORMANCE SUMMARY AS OF DECEMBER 31, 2012

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-investments.com for the Fund's most recent performance.

TOTAL RETURNS:

	For the years ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value(a)	21.17%	(17.52)%	1.99%	33.76%	(50.68)%
Market Value(a)	23.44%	(21.56)%	8.32%	36.84%	(53.96)%
Benchmark(b)	21.17%	(17.64)%	(4.25)%	31.41%	(47.57)%

(a)  Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market value reflects changes in market value during each period. Each figure includes reinvestments of dividend and capital gain distributions, if any. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.
(b)  The MSCI-EMU Index is an unmanaged, capitalization-weighted index that is comprised of approximately 300 stocks of companies domiciled in the countries utilizing euro currency. MSCI indices are calculated using closing local market prices and translate into U.S. dollars using the London close foreign exchange rates.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses and it is not possible to invest directly in an index.

Investments in funds involve risks, including the loss of principal.

This Fund is diversified and primarily focuses its investments in equity securities of issuers domiciled in European countries that utilize the euro currency, thereby increasing its vulnerability to developments in that region. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly.

The shares of most closed-end funds, including the Fund, are not continuously offered. Once issued, shares of closed-end funds are bought and sold in the open market through a stock exchange. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund's shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below, or above net asset value.

The Fund has elected to be subject to the statutory calculation, notification and publication requirements of the German Investment Tax Act (Investmentsteuergesetz) (the "Act") for the fiscal year ended December 31, 2012 and intends to elect to be subject to the Act for the fiscal year ending December 31, 2013. This election allows investors based in Germany to invest in the Fund without adverse tax consequences.

FUND FACTS AND DIVIDEND AND CAP GAIN DISTRIBUTIONS AS OF DECEMBER 31, 2012

FUND FACTS:

Net Assets	$77,511,304
Shares Outstanding	9,894,365
Net Asset Value (NAV) Per Share	$7.83

OTHER INFORMATION:

NYSE Ticker Symbol	EEA
NASDAQ Symbol	XEEAX
Dividend Reinvestment Plan	Yes
Voluntary Cash Purchase Program	Yes
Annual Expense Ratio (12/31/12)	1.79%

Fund statistics and expense ratio are subject to change. Distributions are historical, will fluctuate and are not guaranteed.

DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS:*

Record Date	Payable Date	Ordinary Income	ST Capital Gain	LT Capital Gain	Total Distribution
12/31/12	01/28/13**	$0.1520	$0.0000	$0.0000	$0.1520
05/21/12	06/22/12	$0.1350	$0.0000	$0.0000	$0.1350
05/19/11	05/31/11	$0.0080	$0.0000	$0.0000	$0.0080
12/31/10	01/28/11**	$0.0450	$0.0000	$0.0000	$0.0450
04/30/10	05/10/10	$0.0103	$0.0000	$0.0000	$0.0103
12/31/09	01/28/10**	$0.0996	$0.0000	$0.0000	$0.0996
05/11/09	06/05/09	$0.2340	$0.0000	$0.0000	$0.2340
05/06/08	05/15/08	$0.0000	$0.1235	$0.4030	$0.5265
12/21/07	12/31/07	$0.0000	$0.0000	$1.0000	$1.0000
05/03/07	05/15/07	$0.2500	$0.0000	$0.0000	$0.2500
12/21/06	12/28/06	$0.2900	$0.0000	$0.0000	$0.2900
05/05/06	05/15/06	$0.0900	$0.0000	$0.0000	$0.0900
12/22/05	12/30/05	$0.0600	$0.0000	$0.0000	$0.0600
12/22/04	12/31/04	$0.0250	$0.0000	$0.0000	$0.0250
05/06/04	05/14/04	$0.0390	$0.0000	$0.0000	$0.0390
11/19/02	11/29/02	$0.0100	$0.0000	$0.0000	$0.0100
11/19/01	11/29/01	$0.0600	$0.0000	$0.0000	$0.0600
09/03/01	09/17/01	$0.0000	$0.0000	$0.0200	$0.0200

  *  This Fund posts estimated capital gain information to its web site: www.dws-investments.com.
  **  Although this distribution was payable in January, it may have been taxable in the prior year.

SECTOR DIVERSIFICATION AS OF DECEMBER 31, 2012 (As a % of Equity Securities)

10 LARGEST EQUITY HOLDINGS AS OF DECEMBER 31, 2012 (30.6%, as a % of Net Assets)

1.	Banco Santander (Spain)	3.5%
2.	Allianz (Germany)	3.4%
3.	Alstom (France)	3.1%
4.	Bayer (Germany)	3.1%
5.	Fresenius SE & Co. (Germany)	3.0%
6.	SES (Luxembourg)	3.0%
7.	Beiersdorf (Germany)	2.9%
8.	Volkswagen (Germany)	2.9%
9.	SAP (Germany)	2.9%
10.	Sanofi (France)	2.8%
Portfolio by Market Sector and 10 Largest Equity Holdings are subject to change and not indicative of future portfolio composition.

For more complete details about the Fund's Schedule of Investments, see page 13.

Following the Fund's fiscal first and third quarter-ends, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form is available on the SEC's web site at www.sec.gov, and it may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. A complete list of the Fund's portfolio holdings and the Fund's sector breakdown compared to that of its benchmark as of the month end is posted on www.dws-investments.com on or after the last day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com.

INTERVIEW WITH PORTFOLIO MANAGEMENT TEAM — RAINER VERMEHREN AND

GERD KIRSTEN

Question: What chances do you see for a European recovery in 2013?

Answer: Based strictly on GDP forecasts, we expect that the impact of fiscal tightening on Eurozone countries will be less severe in 2013 than it was in 2012.1,2 Germany, specifically, saw GDP growth of 0.5% in 2012, and our current expectations are for a repeat of this growth at a minimum. In 2012 we saw the European equity market perform much better than what the periodic economic news releases would imply, indicating that the first few confident investors were returning to the European market. We see the market in 2013 going through several stages, carried by a broader investor base. Currently there is a growing recognition among investors that the tide has turned — for equities in general and for Europe in particular — suggesting a capitulation by the Eurozone critics. The recent strengthening of the euro is the first sign of this, as is the evidence that the movement of funds into euro safe havens has peaked (Norway and Denmark, traditionally defensive markets, are seeing outflows). Traditionally, following an initial run-up, there has been a period where the market "treads water" as selling by old money is absorbed by new and market rotation takes place. Already, the shift away from low-risk, high-quality stocks has accelerated in all market segments, with the partial exception of the commodity-sensitive stocks. Finally, a correction would be expected to follow, but the new volatility regime implies that the correction should be neither severe nor prolonged.

Question: What stage of the "Economic Style Cycle" are equity markets currently in?

Answer: The Economic Style Cycle comprises four stages, each defined by a certain phase of economic growth: 1. boom, 2. slowdown, 3. recession and 4. recovery. In the boom stage, growth is rising and accelerating; in a slowdown, it is rising and decelerating; in a recession, it is falling and decelerating, and in a recovery, growth may still be negative, but improving. Correctly identifying what stage the economy is going through will be a determining factor in deciding what to own in the portfolio. We believe the Eurozone market is moving from a recessionary into a recovery phase. Given this assessment that the market is entering a period of recovery, we want to overweight more attractively priced stocks with rising momentum and we would move down the quality and market cap scales.3

Question: Which sectors offer the most promise?

Answer: Our strongest sector overweights include consumer discretionary and health care, funded mostly by underweights in consumer staples and utilities.4,5 We recently increased our consumer discretionary sector overweight by adding three new names: Adidas, Bayerische Motoren Werke (BMW) and Vivendi. Adidas benefits from reaccelerating Asian consumption and a gross margin that is improving due to pricing on the strength of the brand. BMW is once again outperforming most of its competitors with an especially strong showing in China, and the stock boasts a high and stable dividend that is supported by a large cash pile and an impressive ability of cash generation. Vivendi offers a turnaround story. Its corporate restructuring is accelerating and we expect that divestitures will unlock its conglomerate discount. Negative trends in its media business are starting to turn. The stock scores highly based on value criteria. Our overweight in the health care sector is characterized by a preference for device and services companies that display defensive characteristics and an avoidance of pharmaceuticals that are plagued by regulatory and pricing issues.

1  Gross domestic product (GDP) is the monetary value of goods and services produced within a country's borders in a specific time frame.
2  The Eurozone refers to a currency union among the European Union member states that have adopted the euro as their sole currency.
3  "Overweight" means the Fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the Fund holds a lower weighting.
4  The consumer discretionary sector represents industries that produce goods and services that are not necessities in everyday life.
5  Consumer staples are the industries that manufacture and sell products such as food and beverages, prescription drugs, and household products.

DIRECTORS OF THE FUND

Name, Address, Age*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director
Dr. Wilhelm Bender, 68(1)	Class I Since 2013
Senior Advisor of Advent International GmbH (private equity) (since 2009), of Norton Rose LLP (legal services) (since 2010) and of Leonardo & Co. GmbH (financial advisory) (since 2012), and Chairman of the Supervisory Boards of Bombardier Transportation GmbH (railways) (since 2010) and Eintracht Frankfurt Fußball AG (soccer club) (since 2010), and a member of Supervisory Boards of MTU AG (aircraft engines) (since 2008) and Lufthansa Cargo AG (air freight) (since 2008). He is also a member of the Advisory Boards of Deutsche Bank AG (since 1993) and IVG AG (since 2007) and holds a number of honorary positions including Honorary Professor of the Johann Wolfgang Goethe University in Frankfurt (since 2008). He is the former Chairman of the Executive Board (CEO) of Fraport AG, Germany (aviation industry) (1993-2009).
Director, The Central Europe and Russia Fund, Inc. (since 2013) and The New Germany Fund, Inc. (since 2013).

DIRECTORS OF THE FUND (continued)

Name, Address, Age*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director
Detlef Bierbaum, 70(1)	Class I Since 1986
Consultant (since 2010). He is also Vice Chairman of the Supervisory Board of Oppenheim KAG GmbH (asset management) and a member of the Supervisory Board of Deutsche Bank Österreich AG (private bank) for more than five years. Mr. Bierbaum also serves as a member of the Board or Supervisory Board of a number of non-U.S. investment companies and of companies in diverse businesses including insurance, reinsurance, real estate, and retailing. He is a former member of the Supervisory Board of Sal. Oppenheim Jr. & Cie. KGaA (private bank) (2008 to March 2010) and was formerly a partner of that firm. He is also a former member of the Supervisory Board of DWS Investment GmbH (asset management) (2005-2008).
Director, The Central Europe and Russia Fund, Inc. (since 1990) and The New Germany Fund, Inc. (since 2008).
Ambassador Richard R. Burt, 65(1)	Class II Since 2000
Managing Director, McLarty Associates (international strategic advisory) (since 2007). Formerly, Chairman, Diligence, Inc. (international information and risk management firm) (2002-2007); Chairman of the Board, Weirton Steel Corp. (1996-2004); Partner, McKinsey & Company (consulting firm) (1991-1994); State Department, Chief Negotiator in charge of negotiating the Arms Treaty with Russia (1989-1991); U.S. Ambassador to the Federal Republic of Germany (1985-1989). Mr. Burt is also Director, IGT, Inc. (gaming technology) (since 1995), and HCL Technologies, Inc. (information technology and product engineering) (since 1999) and member, Textron Inc. International Advisory Council (aviation, automotive, industrial operations and finance) (since 1996).
Director, The Central Europe and Russia Fund, Inc. (since 2000) and The New Germany Fund, Inc. (since 2004). Director, UBS family of mutual funds (since 1995).

DIRECTORS OF THE FUND (continued)

Name, Address, Age*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director
Richard Karl Goeltz, 70(1)	Class III Since 2008
Retired. Formerly, Vice Chairman and Chief Financial Officer of American Express Co. (financial services) (1996-2000) and previously served as chief financial officer of two other major multi-national corporations. Mr Goeltz is a member of the Council and Court of Governors of the London School of Economics and Political Science, and Trustee of the American Academy in Berlin.

Director, The Central Europe and Russia Fund, Inc. (since 2008) and The New Germany Fund, Inc. (since 1990). Independent Non-Executive Director of Aviva plc (financial services) and The Warnaco Group Inc. (apparel). Formerly director of Federal Home Loan Mortgage Corporation and Delta Air Lines, Inc. (air transport).

Dr. Franz Wilhelm Hopp, 70(1)	Class III Since 2008
Partner of Laplace Finanzconsulting GmbH (asset management). Member of the Supervisory Board WAVE AG (asset management). Former member of the Board of Management of KarstadtQuelle Pension Trust e.V. (February 2007-September 2009).
Director, The Central Europe and Russia Fund, Inc. (since 2008) and The New Germany Fund, Inc. (since 1993).
Dr. Friedbert H. Malt, 71(1)	Class II Since 2007
Retired. Formerly, Vice Chairman and Member of the Executive Committee of NOL Neptune Orient Lines Ltd., Singapore ("NOL") from 2002 to 2011 and Director of NOL from 2000 to 2011. He currently is also a Director of TÜV Rheinland of North America, Inc., a company offering independent testing and assessment services. Formerly, Dr. Malt was a Member of the Executive Board of DG Bank (now DZ Bank), Frankfurt (until 2001).
Director, The Central Europe and Russia Fund, Inc. (since 2007) and The New Germany Fund, Inc. (since 2007).

DIRECTORS OF THE FUND (continued)

Name, Address, Age*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director
Christian H. Strenger, 69(1)(2)	Class III Since 1986
Member of Supervisory Board (since 1999) and formerly Managing Director (1991-1999) of DWS Investment GmbH (investment management), a subsidiary of Deutsche Bank AG. Mr. Strenger is also Member, Supervisory Board, Evonik Industries AG (chemical, utility and property business), Fraport AG (international airport business), Hermes Equity Ownership Services Ltd. (governance advisory) and TUI AG (travel business). He also is a member of the German Government's Commission on Corporate Governance and other corporate governance organizations, and serves as Director of the Center for Corporate Governance at the Leipzig Graduate School of Management.
Director and Chairman, The Central Europe and Russia Fund, Inc. (since 1990) and The New Germany Fund, Inc. (since 1990).
Robert H. Wadsworth, 72(1)(3)	Class I Since 1986	President, Robert H. Wadsworth Associates, Inc. (consulting firm) (1983- present).	Director, The Central Europe and Russia Fund, Inc. (since 1990) and The New Germany Fund, Inc. (since 1992), as well as other DWS funds.

DIRECTORS OF THE FUND (continued)

Name, Address, Age*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director
Joachim Wagner, 65(1)	Class II Since 2009
Retired. Formerly, Chief Financial Officer, RAG Beteiligungs AG/Evonik Industries AG, Germany (mining holding company) (2006-2009) and Chief Financial Officer, Degussa AG, Germany (chemical manufacturer) (2001-2006). Mr. Wagner is also a member of the advisory board of a private German bank.
Director, The Central Europe and Russia Fund, Inc. (since 2012) and The New Germany Fund, Inc. (since 2009).

(1)  Indicates that the Director also serves as a Director of The Central Europe and Russia Fund, Inc. and The New Germany Fund, Inc., two other closed-end registered investment companies for which Deutsche Investment Management Americas Inc. acts as Administrator and Deutsche Asset Management International GmbH acts as Investment Adviser. Dr. Bender's directorships begin as of January 1, 2013.
(2)  Indicates "interested" Director, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Mr. Strenger is an "interested" Director because of his affiliation with DWS-Deutsche Gesellschaft für Werpapiersparen mbH ("DWS"), an indirect wholly-owned subsidiary of Deutsche Bank AG, and because of this ownership of Deutsche Bank AG shares.
(3)  Indicates that Mr. Wadsworth also serves as Director/Trustee of the DWS Investments' open-end and closed-end investment companies. These Funds are advised by Deutsche Investment Management Americas Inc., an indirect wholly-owned subsidiary of Deutsche Bank AG.
*  The address of each Director is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, NYC 20-2799, New York, NY 10154.
†  The term of office for Directors in Class I expires at the 2015 Annual Meeting, Class II expires at the 2013 Annual Meeting and Class III expires at the 2014 Annual Meeting.

OFFICERS OF THE FUND*

Name, Age	Principal Occupations During Past Five Years
W. Douglas Beck, CFA(1,2), 45 President and Chief Executive Officer
Managing Director(3), Deutsche Asset & Wealth Management (since 2006); President of DWS family of funds and Head of Product Management, US for DWS Investments. Formerly, Executive Director, Head of Product Management (2002-2006) and President (2005-2006) of the UBS Funds at UBS Global Asset Management; Co-Head of Manager Research/Managed Solutions Group, Merrill Lynch (1998-2002).

Paul H. Schubert(2,4), 49 Chief Financial Officer and Treasurer
Managing Director(3), Deutsche Asset & Wealth Management (since 2004). Formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds at UBS Global Asset Management (1998-2004).

Rainer Vermehren(5,6), 44 Vice President	Director(3), DWS Investment GmbH (since 2007). Fund Manager, DWS Investment GmbH (since 1997).
Melinda Morrow(2,7), 42 Vice President	Director(3), Deutsche Asset & Wealth Management.
John Millette(8,9), 50 Secretary	Director(3), Deutsche Asset & Wealth Management (since 2002).
Caroline Pearson(9,10), 50 Chief Legal Officer	Managing Director(3), Deutsche Asset & Wealth Management. Formerly, Assistant Secretary for DWS family of funds (1997-2010).
Alexis Kuchinsky(2,11), 36 Chief Compliance Officer	Vice President, Deutsche Asset & Wealth Management (since 2002); Head of Compliance Program Oversight of Deutsche Asset & Wealth Management.
John Caruso(2,5), 47 Anti-Money Laundering Compliance Officer	Managing Director(3), Deutsche Asset & Wealth Management.

Each also serves as an Officer of The Central Europe and Russia Fund, Inc. and The New Germany Fund, Inc., two other closed-end registered investment companies for which Deutsche Investment Management Americas Inc. acts as Administrator.

*  As a result of their respective positions held with the Administrator, these individuals are considered "interested persons" of the Administrator within the meaning of the 1940 Act. Interested persons receive no compensation directly from the Fund.
(1)  Since May 19, 2011.
(2)  Address: 60 Wall Street, New York, New York 10005.
(3)  Executive title, not a board directorship.
(4)  Since November 5, 2004.
(5)  Since February 1, 2010.
(6)  Address: Mainzer Landstraße 178-190, Frankfurt am Main, Germany.
(7)  Since April 27, 2012.
(8)  Since January 1, 2011. Served as Assistant Secretary from July 14, 2006 to December 31, 2010 and as Secretary to the Fund from January 30, 2006 to July 13, 2006.
(9)  Address: One Beacon Street, Boston, Massachusetts 02108.
(10)  Since May 21, 2012.
(11)  Since August 24, 2009.

THE EUROPEAN EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2012

Shares	Description	Value(a)
INVESTMENTS IN GERMANY – 38.2%
	COMMON STOCKS – 32.2%
	AIRLINES – 2.2%
90,000	Deutsche Lufthansa	$1,689,918
	AUTO COMPONENTS – 1.3%
9,000	Continental	1,039,465
	CHEMICALS – 2.4%
20,000	BASF	1,876,368
	HEALTH CARE PROVIDERS & SERVICES – 3.0%
20,000	Fresenius SE & Co.	2,297,001
	INDUSTRIAL CONGLOMERATES – 1.4%
10,000	Siemens	1,083,889
	INSURANCE – 3.4%
19,000	Allianz	2,625,596
	INTERNET SOFTWARE & SERVICES – 0.6%
21,727	United Internet	467,269
	MEDIA – 2.2%
40,000	Axel Springer	1,702,840
	METALS & MINING – 2.6%
28,000	Aurubis	1,987,816
	PERSONAL PRODUCTS – 2.9%
28,000	Beiersdorf	2,284,659
	PHARMACEUTICALS – 3.1%
25,000	Bayer	2,369,854
	SOFTWARE – 4.1%
45,000	PSI	914,087
28,000	SAP	2,240,723
		3,154,810
	SPECIALTY RETAIL – 2.0%
16,000	Fielmann	1,540,125
	TEXTILES, APPAREL & LUXURY GOODS – 1.0%
9,000	Adidas	799,032
	Total Common Stocks (cost $21,431,499)	24,918,642
Shares	Description	Value(a)
	PREFERRED STOCKS – 6.0%
	AUTOMOBILES – 5.1%
26,000	Bayerische Motoren Werke (cost $1,569,843)	$1,671,497
10,000	Volkswagen (cost $951,062)	2,269,970
		3,941,467
	HOUSEHOLD PRODUCTS – 0.9%
9,000	Henkel & Co. (cost $341,121)	738,152
	Total Preferred Stocks (cost $2,862,026)	4,679,619
	Total Investments in Germany (cost $24,293,525)	29,598,261
INVESTMENTS IN FRANCE – 20.2%
	BUILDING PRODUCTS – 1.5%
28,000	Cie de St-Gobain	1,189,588
	COMMERCIAL SERVICES & SUPPLIES – 2.3%
15,000	Societe BIC	1,786,439
	DIVERSIFIED TELECOMMUNICATION SERVICES – 2.3%
80,000	Vivendi	1,788,022
	ELECTRICAL EQUIPMENT – 3.1%
60,000	Alstom	2,384,161
	HEALTH CARE EQUIPMENT & SUPPLIES – 1.9%
15,000	Essilor International	1,503,599
	INSURANCE – 2.7%
120,000	AXA	2,112,397
	IT SERVICES – 1.9%
21,000	AtoS	1,463,725
	PHARMACEUTICALS – 2.8%
23,000	Sanofi	2,165,102
	TEXTILES, APPAREL & LUXURY GOODS – 1.7%
7,000	LVMH Moet Hennessy Louis Vuitton	1,281,152
	Total Investments in France (cost $13,543,985)	15,674,185

The accompanying notes are an integral part of the financial statements.

THE EUROPEAN EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2012 (continued)

Shares	Description	Value(a)
INVESTMENTS IN SPAIN – 9.4%
	COMMERCIAL BANKS – 3.6%
342,000	Banco Santander	$2,750,863
	DIVERSIFIED TELECOMMUNICATION SERVICES – 1.7%
100,000	Telefonica	1,343,653
	INSURANCE – 2.1%
540,000	Mapfre	1,648,382
	OIL, GAS & CONSUMABLE FUELS – 2.0%
76,000	Repsol YPF	1,536,776
	Total Investments in Spain (cost $6,754,203)	7,279,674
INVESTMENTS IN NETHERLANDS – 7.4%
	CHEMICALS – 1.4%
18,000	Koninklijke DSM	1,086,816
	COMPUTERS & PERIPHERALS – 1.0%
9,000	Gemalto	806,983
	DIVERSIFIED FINANCIAL SERVICES – 1.5%
120,000	ING Groep*	1,117,276
	FOOD PRODUCTS – 2.4%
22,000	Nutreco	1,859,490
	SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 1.1%
13,090	ASML Holding	828,503
	Total Investments in Netherlands (cost $5,048,357)	5,699,068
INVESTMENTS IN UNITED KINGDOM – 5.1%
	HEALTH CARE EQUIPMENT & SUPPLIES – 2.3%
160,000	Smith & Nephew	1,765,939
	MULTI-UTILITIES – 1.0%
140,000	Centrica	758,613
Shares	Description	Value(a)
	WIRELESS TELECOMMUNICATION SERVICES – 1.8%
580,000	Vodafone Group	$1,455,064
	Total Investments in United Kingdom (cost $3,892,533)	3,979,616
INVESTMENTS IN ITALY – 4.9%
	COMMERCIAL BANKS – 3.0%
1,000,000	Intesa Sanpaolo	1,714,180
130,000	UniCredit*	635,275
		2,349,455
	OIL, GAS & CONSUMABLE FUELS – 1.9%
60,000	Eni	1,450,988
	Total Investments in Italy (cost $3,541,721)	3,800,443
INVESTMENTS IN NORWAY – 4.5%
	CHEMICALS – 1.5%
23,000	Yara International	1,130,775
	ENERGY EQUIPMENT & SERVICES – 3.0%
24,000	Fred Olsen Energy	1,042,035
40,000	TGS Nopec Geophysical	1,303,622
		2,345,657
	Total Investments in Norway (cost $2,888,068)	3,476,432
INVESTMENTS IN LUXEMBOURG – 3.0%
	MEDIA – 3.0%
80,000	SES	2,289,617
	Total Investments in Luxembourg (cost $2,097,894)	2,289,617
INVESTMENTS IN FINLAND – 2.3%
	INSURANCE – 2.3%
56,000	Sampo	1,797,305
	Total Investments in Finland (cost $1,417,010)	1,797,305

The accompanying notes are an integral part of the financial statements.

THE EUROPEAN EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2012 (continued)

Shares	Description	Value(a)
INVESTMENTS IN AUSTRIA – 2.2%
	COMMERCIAL BANKS – 0.7%
13,000	Raiffeisen Bank International	$539,195
	MACHINERY – 1.5%
18,000	Andritz	1,152,087
	Total Investments in Austria (cost $1,323,408)	1,691,282
INVESTMENTS IN SWITZERLAND – 1.3%
	CHEMICALS – 1.3%
2,500	Syngenta	1,001,311
	Total Investments in Switzerland (cost $834,335)	1,001,311
INVESTMENTS IN DENMARK – 1.1%
	CONSTRUCTION & ENGINEERING – 1.1%
15,000	FLSmidth & Co.	867,322
	Total Investments in Denmark (cost $1,140,720)	867,322
	Total Investments in Common and Preferred Stocks – 99.6% (cost $66,775,759)	77,154,516
CASH EQUIVALENTS – 1.6%
1,255,571	Central Cash Management Fund, 0.15% (cost $1,255,571)(b)	1,255,571
	Total Investments – 101.2% (cost $68,031,330)**	78,410,087
	Other Assets and Liabilities, Net – (1.2%)	(898,783)
	NET ASSETS – 100.0%	$77,511,304
*  Non-income producing security.
**  The cost for federal income tax purposes was $68,031,333. At December 31, 2012, net unrealized appreciation for all securities based on tax cost was $10,378,754. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $12,598,711 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,219,957.
(a)  Value stated in U.S. dollars.
(b)  Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
For purposes of its industry concentration policy, the Fund classifies issuers of portfolio securities at thte industry sub-group level. Certain of the categories in the above Schedule of Investments consist of multiple industry sub-groups or industries.

The accompanying notes are an integral part of the financial statements.

THE EUROPEAN EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2012 (continued)

Fair Value Measurements
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2012 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note 1 in the accompanying Notes to Financial Statements.

Category	Level 1	Level 2	Level 3	Total
Common Stocks and/or Other Equity Investments(1)
Germany	$29,598,261	$—	$—	$29,598,261
France	15,674,185	—	—	15,674,185
Spain	7,279,674	—	—	7,279,674
Netherlands	5,699,068	—	—	5,699,068
United Kingdom	3,979,616	—	—	3,979,616
Italy	3,800,443	—	—	3,800,443
Norway	3,476,432	—	—	3,476,432
Luxembourg	2,289,617	—	—	2,289,617
Finland	1,797,305	—	—	1,797,305
Austria	1,691,282	—	—	1,691,282
Switzerland	1,001,311	—	—	1,001,311
Denmark	867,322	—	—	867,322
Short-Term Instruments	1,255,571	—	—	1,255,571
Total	$78,410,087	$—	$—	$78,410,087

There have been no transfers between fair value measurement levels during the year ended December 31, 2012.

(1) See Schedule of Investments for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

THE EUROPEAN EQUITY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2012

ASSETS
Investments in non-affiliated securities, at value (cost $66,775,759)	$77,154,516
Investment in Central Cash Management Fund (cost $1,255,571)	1,255,571
Total Investments, at value (cost $68,031,330)	78,410,087
Cash	12,863
Foreign currency, at value (cost $672,956)	688,090
Receivable for investments sold	48,306
Dividends receivable	30,806
Interest receivable	2,254
Foreign taxes recoverable	21,130
Other assets	9,458
Total assets	79,222,994
LIABILITIES
Payable for fund shares repurchased	8,293
Distributions payable	1,504,124
Investment advisory fee payable	49,690
Fund administration fee payable	13,315
Payable for Directors' fees and expenses	7,993
Accrued expenses and other liabilities	128,275
Total liabilities	1,711,690
NET ASSETS	$77,511,304
Net assets consist of:
Paid-in capital, $0.001 par (Authorized 80,000,000 shares)	$164,661,423
Cost of 6,954,911 shares held in Treasury	(56,135,958)
Undistributed net investment income	—
Accumulated net realized loss	(41,408,576)
Net unrealized appreciation (depreciation) on:
Investments	10,378,757
Foreign currency	15,658
Net assets	$77,511,304
Net assets value per share ($77,511,304 ÷ 9,894,365 shares of common stock issued and outstanding)	$7.83

The accompanying notes are an integral part of the financial statements.

THE EUROPEAN EQUITY FUND, INC.

STATEMENT OF OPERATIONS

For the year ended December 31, 2012
NET INVESTMENT INCOME
Income:
Dividends (net of foreign withholding taxes of $362,931)	$2,311,923
Interest	92
Income distributions — Central Cash Management Fund	956
Securities lending, including income from Daily Assets Fund Institutional, net of borrower rebates	222,415
Total investment income	2,535,386
Expenses:
Management fee	39,899
Investment advisory fee	549,832
Fund administration fee	137,909
Custodian fee	53,932
Services to shareholders	22,211
Reports to shareholders	119,426
Directors' fees and expenses	153,120
Legal fees	128,364
Audit and tax fees	71,718
NYSE listing fee	23,750
Insurance	9,513
Miscellaneous	32,043
Net expenses	1,341,717
Net investment income	1,193,669
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	4,040,321
Foreign currency	48,286
Futures	(889,291)
Net realized gain (loss)	3,199,316
Change in net unrealized appreciation (depreciation) on:
Investments	9,618,976
Foreign currency	22,660
Futures	(97,358)
Change in net unrealized appreciation (depreciation)	9,544,278
Net gain (loss)	12,743,594
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$13,937,263

The accompanying notes are an integral part of the financial statements.

THE EUROPEAN EQUITY FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

	For the year ended December 31, 2012	For the year ended December 31, 2011
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$1,193,669	$1,235,947
Net realized gain (loss)	3,199,316	(244,299)
Change in net unrealized appreciation (depreciation)	9,544,278	(16,140,582)
Net increase (decrease) in net assets resulting from operations	13,937,263	(15,148,934)
Distributions to shareholders from:
Net investment income	(2,923,172)	(86,521)
Capital share transactions:
Net proceeds from reinvestment of dividends (72,390 and 0 shares, respectively)	435,064	—
Cost of shares tendered (529,026 and 574,974 shares, respectively)	(3,745,504)	(4,956,276)
Cost of shares repurchased (328,667 and 244,836 shares, respectively)	(2,212,885)	(1,867,659)
Net decrease in net assets from capital share transactions	(5,523,325)	(6,823,935)
Total increase (decrease) in net assets	5,490,766	(22,059,390)
NET ASSETS
Beginning of year	72,020,538	94,079,928
End of year (including undistributed net investment income of $0 and $1,371,328, as of December 31, 2012 and December 31, 2011, respectively)	$77,511,304	$72,020,538

The accompanying notes are an integral part of the financial statements.

THE EUROPEAN EQUITY FUND, INC.

FINANCIAL HIGHLIGHTS

Selected data for a share of common stock outstanding throughout each of the years indicated:

	For the years ended December 31,
	2012		2011		2010	2009	2008
Per share operating performance:
Net asset value:
Beginning of year	$6.74		$8.18		$8.08	$6.38	$13.52
Net investment income(a)	.12		.11		.07	.11	.25
Net realized and unrealized gains (loss) on investments and foreign currency	1.23		(1.57)		.06	1.92	(6.87)
Increase (decrease) from investment operations	1.35		(1.46)		.13	2.03	(6.62)
Distributions from net investment income	(.29)		(.01)		(.06)	(.33)	—
Distributions from net realized gains	—		—		—	—	(.53)
Total distributions	(.29)		(.01)		(.06)	(.33)	(.53)
Accretion resulting from tender offer	.01		.01		—	—	—
Dilution in net asset value from dividend reinvestment	(.00	)(c)	—		(.01)	(.02)	—
Increase resulting from share repurchases	.02		.02		.04	.02	.01
Net asset value:
End of year	$7.83		$6.74		$8.18	$8.08	$6.38
Market value:
End of year	$7.03		$5.94		$7.58	$7.05	$5.45
Total investment return for the year:†
Based upon market value	23.44%		(21.56)%		8.32%	36.84%	(53.96)%
Based upon net asset value	21.17%		(17.52	)%(b)	1.99%*	33.76%*	(50.68)%
Ratio to average net assets:
Ratio of expenses before expense reductions	1.79%		1.60%		1.63%	1.69%	1.43%
Ratio of expenses after expense reductions	1.79%		1.60%		1.41%	1.55%	1.43%
Net investment income	1.59%		1.42%		1.00%	1.59%	2.40%
Portfolio turnover	87%		73%		67%	77%	85%
Net assets at end of year (000's omitted)	$77,511		$72,021		$94,080	$97,377	$77,263

 (a) Based on average shares outstanding during the year.
 (b) Includes a reimbursement from the Advisor for losses on investment not meeting investment guidelines. Excluding this reimbursement, total return would have been 0.37% lower.
 (c) Amount is less than $.005 per share.
  † Total return based upon net asset value reflects changes in the Fund's net asset value during each period. Total return based on market value reflects changes in market value during each period. Each figure includes reinvestments of dividend and capital gain distributions, if any. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.
  * Total return would have been lower had certain expenses not been reduced.

THE EUROPEAN EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2012

NOTE 1. ACCOUNTING POLICIES

The European Equity Fund, Inc. (the "Fund") was incorporated in Delaware on April 8, 1986 as a diversified, closed-end management investment company. Investment operations commenced on July 23, 1986. The Fund reincorporated in Maryland on August 29, 1990 and, on October 16, 1996, the Fund changed from a diversified to a non-diversified company. The Fund became a diversified fund on October 31, 2008.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation: The Fund calculates its net asset value per share for publication at 11:30 a.m., New York time.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Funds's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade prior to the time of valuation and are categorized as Level 1 securities. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts and purchased options are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of the fair value measurements is included in a table following the Fund's Schedule of Investments.

New Accounting Pronouncement. In January 2013, Accounting Standard Update 2013-01 (ASU 2013-01), Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, replaced Accounting Standards Update 2011-11 (ASU 2011-11), Disclosures about Offsetting Assets and Liabilities. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 was

THE EUROPEAN EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2012 (continued)

intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. The ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements, and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management is currently evaluating the application of ASU 2013-01 and its impact, if any, on the Fund's financial statements.

Securities Transactions and Investment Income: Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculation. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation.

Securities Lending: The Fund lends securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value in excess of the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.11% annualized effective rate as of December 31, 2012) on the cash collateral invested in the affiliated money fund. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments. The Fund had no securities on loan at December 31, 2012.

Foreign Currency Translations: The books and records of the Fund are maintained in United States dollars.

Assets and liabilities denominated in foreign currency are translated into United States dollars at the 11:00 a.m. midpoint of the buying and selling spot rates quoted by the Federal Reserve Bank of New York. Purchases and sales of investment securities, income and expenses are reported at the rate of exchange prevailing on the respective dates of such transactions. Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Contingencies: In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Taxes: No provision has been made for United States Federal income tax because the Fund intends to meet the requirements of the United States Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders.

THE EUROPEAN EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2012 (continued)

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2012, the Fund had a net tax basis capital loss carryforward of approximately $41,343,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2016 ($5,952,000) and December 31, 2017 ($35,391,000), the respective expiration dates, whichever occurs first. In addition from November 1, through December 31, 2012, the Fund elects to defer qualified late year losses of approximately $66,000 of net long-term realized capital losses and treat them as arising in the fiscal year ending December 31, 2013.

The Fund has reviewed the tax provisions for the open tax years as of December 31, 2012 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders: The Fund records dividends and distributions to its shareholders on the ex-dividend date. Income and capital gain distributions are determined in accordance with United States federal income tax regulations which may differ from accounting principles generally accepted in the United States. These differences primarily relate to investments in foreign denominated investments, investments in foreign passive investment companies, recognition of certain foreign currency gains (losses) as ordinary income (loss) and certain securities sold at a loss. As a result, net investment income

(loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2012, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Capital loss carryforward	$(41,343,000)
Net unrealized appreciation (depreciation)	$10,378,754

In addition, the tax character of distributions paid to share-holders by the Fund is summarized as follows:

	Years Ended December 31,
	2012	2011
Distributions from ordinary income*	$2,923,172	$86,521

*For tax purposes short-term capital gain is considered ordinary income.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended December 31, 2012, the Fund used futures contracts for hedging purposes, for risk management and as a substitute for direct investment in a particular asset class. Futures contracts are valued at the most recent settlement price.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

THE EUROPEAN EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2012 (continued)

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency in which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

There were no open futures contracts as of December 31, 2012. For the year ended December 31, 2012, the investment in futures contracts purchased had a total notional value indicative of a range from $0 to approximately $2,214,000 and the investment in futures contracts sold had a notional value indicative of a range from $0 to approximately $8,774,000.

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices and interest rate options, will require cash settlement by the Fund if exercised. For the year ended December 31, 2012, the Fund entered into options for hedging purposes.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities hedged.

There were no open option contracts as of December 31, 2012. For the year ended December 31, 2012, the investment in purchased option contracts had a total value indicative of a range from $0 to approximately $321,000.

The following tables summarize the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended December 31, 2012 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Purchased Options	Futures Contracts
Equity Contracts(a)	$(127,772)	$(889,291)

The above derivative is located in the following Statement of Operations account:
(a) Net realized gain (loss) from investments (includes purchased options and futures)

Change in Net Unrealized Appreciation (Depreciation)	Futures Contracts
Equity Contracts(a)	$(97,358)

The above derivative is located in the following Statement of Operations account:
(a) Change in net unrealized appreciation (depreciation) on futures

NOTE 2. INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS

The Fund is party to an Investment Advisory Agreement with Deutsche Asset Management International GmbH ("DeAMI"). The Fund also has an Administration Agreement with Deutsche Investment Management Americas Inc. ("DIMA"). DeAMI and DIMA are affiliated companies.

Prior to February 1, 2012, the Fund was party to a Management Agreement with DIMA that provided DIMA with a fee, computed weekly and payable monthly, at the annual rates of 0.65% of the Fund's average weekly net assets up to $50 million and 0.55% of such assets in excess of $50 million. The Investment Advisory Agreement provided DeAMI with a fee, computed weekly and payable monthly, at the annual rates of 0.35% of the Fund's average weekly net assets up to $100 million and 0.25% of such assets in excess of $100 million.

Pursuant to the Management Agreement, DIMA served as the corporate manager and administrator of the Fund and, subject

THE EUROPEAN EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2012 (continued)

to the supervision of the Board of Directors and pursuant to recommendations made by DeAMI, determined the suitable securities for investment by the Fund. DIMA also provided office facilities and certain administrative, clerical and bookkeeping services for the Fund. Pursuant to the Investment Advisory Agreement, DeAMI, in accordance with the Fund's stated investment objective, policies and restrictions, made recommendations to DIMA with respect to the Fund's investments and, upon instructions given by DIMA as to suitable securities for investment by the Fund, transmitted purchase and sale orders to select brokers and dealers to execute portfolio transactions on behalf of the Fund.

For the one-month period ended January 31, 2012, the combined fee pursuant to the Management and Investment Advisory Agreements was equivalent to an annual effective rate of 0.96% of the Fund's average daily net assets.

Effective February 1, 2012, the Fund's Investment Advisory Agreement with DeAMI was replaced with a new Investment Advisory Agreement pursuant to which DeAMI assumed the investment advisory function previously performed by DIMA, and the Fund's Management Agreement with DIMA was replaced with an Administration Agreement pursuant to which DIMA continues to provide all of the non-investment advisory services to the Fund that it historically provided pursuant to the Management Agreement. There were no changes to services provided to the Fund, or the total expenses payable by the Fund, as a result of this reorganization of contracts. The new Investment Advisory Agreement provides DeAMI with a fee, computed weekly and payable monthly, at the annual rate of 0.80% of the Fund's average weekly net assets up to and including $50 million, 0.70% of such assets in excess of $50 million and up to and including $100 million and 0.60% of such assets in excess of $100 million. The Administration Agreement provides DIMA with a fee, computed weekly and payable monthly, of 0.20% of the Fund's average weekly net assets.

Accordingly, for the eleven-month period February 1, 2012 through December 31, 2012, the combined fee pursuant to the Investment Advisory Agreement (0.77%) and the Administration Agreement (0.20%) was equivalent to an annual effective rate of 0.97% of the Fund's average daily net assets.

NOTE 3. TRANSACTIONS WITH AFFILIATES

DWS Investments Service Company ("DISC"), an affiliate of DIMA, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent and dividend-paying agent paying functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2012, the amount charged to the Fund by DISC aggregated $22,211, of which $1,897 is unpaid.

Deutsche Bank AG, the German parent of DIMA and DeAMI, and its affiliates may receive brokerage commissions as a result of executing agency transactions in portfolio securities on behalf of the Fund, that the Board determined were effected in compliance with the Fund's Rule 17e-1 procedures. For the year ended December 31, 2012, Deutsche Bank did not receive brokerage commissions.

Certain Officers of the Fund are also officers of either DIMA or DeAMI.

The Fund pays each Director who is not an "interested person" of DIMA or DeAMI retainer fees plus specified amounts for attended board and committee meetings.

The Fund may invest uninvested cash balances in Central Cash Management Fund, which is managed by DIMA. The Fund indirectly bears its proportionate share of the expenses of Central Cash Management Fund. Central Cash Management Fund does not pay DIMA an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

NOTE 4. PORTFOLIO SECURITIES

Purchases and sales of investment securities, excluding short-term investments, for the year ended December 31, 2012 were $64,315,555 and $70,289,656, respectively.

THE EUROPEAN EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2012 (continued)

NOTE 5. CAPITAL

During the year ended December 31, 2012 and the year ended December 31, 2011, the Fund purchased 328,667 and 244,836 of its shares of common stock on the open market at a total cost of $2,212,885 and $1,867,569 ($6.73 and $7.63 average per share), respectively. The weighted average discount of these purchased shares comparing the purchased price to the net asset value at the time of purchase was 9.47% and 8.39%, respectively.

During the year ended December 31, 2012, the Fund issued 72,390 shares as part of the dividend reinvestment plan. The average discount of these issued shares comparing the issue price to the net asset value at the time of issuance was 9.58%.

NOTE 6. SHARE REPURCHASES AND TENDER OFFERS

On July 20, 2010 the Fund announced that the Board of Directors approved a series of up to four consecutive semi-annual tender offers each for up to 5% of the Fund's outstanding shares at a price equal to 98% of net asset value ("NAV"). Under the Fund's Discount Management Program, the Fund is required to conduct a tender offer if its shares trade at an average discount to NAV of more than 10% during the applicable twelve-week measurement period.

The first measurement period commenced September 1, 2010 and expired on November 24, 2010. During the measurement period the Fund's shares traded at an average discount to NAV of 10.02%. Therefore, the Fund conducted a tender offer which commenced on January 7, 2011 and expired on February 8, 2011. The Fund accepted 574,974 tendered shares (which represents 5% of the Fund's outstanding shares of common stock) at a price equal to 98% of the NAV as of the close of the regular trading session of the New York Stock Exchange on February 9, 2011. Approximately 4,789,310 shares of common stock, or approximately 42% of the Fund's common shares outstanding, were tendered through the expiration date. Because the offer was oversubscribed, not all of the tendered shares were accepted for payment by the Fund. Under the final pro-ration calculation, approximately 12% of the tendered shares were accepted for payment. The shares accepted for payment received cash at a repurchase price of $8.62 per share, which was equal to 98% of the NAV per share on February 9, 2011.

The second measurement period commenced on March 7, 2011 and expired on May 27, 2011 and the third measurement period commenced on August 29, 2011 and expired on November 18, 2011. During these measurement periods the Fund's shares traded at an average discount to NAV of less than 10%. Therefore the Fund was not required to conduct a tender offer.

The fourth measurement period commenced on March 5, 2012 and expired on May 25, 2012. During the measurement period, the Fund's shares traded at an average discount to NAV of 10.17%. Therefore, the Fund was required to conduct a tender offer which commenced on July 25, 2012 and will expire on August 22, 2012. The Fund accepted 529,026 tendered shares at a price equal to 98% of the NAV per share as of the close of the regular trading session of the New York Stock Exchange on August 23, 2012. Approximately 5,314,744 shares of common stock, or approximately 50.23% of the Fund's common shares outstanding, were tendered through the expiration date. Because the offer was oversubscribed, not all of the tendered shares were accepted for payment by the Fund. Under the final pro-ration calculation, approximately 9.95% of the tendered shares were accepted for payment. The shares accepted for payment received cash at a repurchase price of $7.08 per share, which was equal to 98% of the NAV per share on August 23, 2012.

On January 31, 2012, the Fund announced that the Board of Directors approved a new Discount Management Program (The "New Program") on the same terms as the Fund's then current program. Pursuant to the New Program, the Fund's Board of Directors approved a new series of up to four consecutive semi-annual tender offers, each for up to 5% of the Fund's outstanding shares at a price equal to 98% of NAV.

The Fund will conduct a tender offer if its shares trade at an average discount to NAV of more than 10% during the twelve-week measurement period. During the measurement period that commenced on September 10, 2012 and expired

THE EUROPEAN EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2012 (continued)

on November 30, 2012 the Fund's shares traded at an average discount to NAV of 9.79%. Therefore the Fund was not required to conduct a tender offer. On January 28, 2013, pursuant to the Discount Management Program, the Fund announced that the next measurement period will commence on March 25, 2013 and expire on June 14, 2013.

On July 18, 2011 the Fund announced that its Board of Directors approved an extension of the then current repurchase authorization permitting the Fund to repurchase up to 600,000 shares during the period from August 1, 2011 through July 31, 2012. The Fund repurchased 250,370 shares from August 1, 2011 through July 31, 2012 under this authorization. Under the terms of the previous repurchase authorization, the Fund repurchased 394,448 shares during the period from August 1, 2010 through July 31, 2011 out of an authorized amount of 600,000 shares. Also, on July 18, 2012, the Fund announced that the Board of Directors approved the extension of the then current repurchase authorization permitting the Fund to repurchase up to 550,000 shares during the period from August 1, 2012 through July 31, 2013. The Fund repurchased 157,133 shares between August 1, 2012 and December 31, 2012.

Repurchases will be made from time to time when they are believed to be in the best interests of the Fund. There can be no assurance that the Fund's repurchases or Discount Management Program will reduce the spread between the market price of the Fund's shares and it's NAV per share.

Monthly updates concerning the Fund's repurchase program are available on its web site at www.dws-investments.com.

NOTE 7. CONCENTRATION OF OWNERSHIP

From time to time, the Fund may have a concentration of several shareholder accounts holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund. At December 31, 2012, there were three shareholders that held approximately 14%, 8% and 7%, respectively, of the outstanding shares of the Fund.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

The European Equity Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The European Equity Fund, Inc. (the "Fund") at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 22, 2013

VOLUNTARY CASH PURCHASE PROGRAM AND DIVIDEND REINVESTMENT PLAN

(unaudited)

The Fund offers shareholders a Voluntary Cash Purchase Program and Dividend Reinvestment Plan ("Plan") which provides for optional cash purchases and for the automatic reinvestment of dividends and distributions payable by the Fund in additional Fund shares. A more complete description of the Plan is provided in the Plan brochure available from DWS Investments Service Company, the transfer agent (the "Transfer Agent"), P.O. Box 219066, Kansas City, Missouri 64105 (telephone 1-800-437-6269). Computershare, Inc. (the "Plan Agent") acts as the plan agent under the Plan. A shareholder should read the Plan brochure carefully before enrolling in the Plan.

Under the Plan, participating shareholders ("Plan Participants") appoint the Transfer Agent to receive or invest Fund distributions as described below under "Reinvestment of Fund Shares." In addition, Plan Participants may make optional cash purchases through the Transfer Agent as often as once a month as described below under "Voluntary Cash Purchases." There is no charge to Plan Participants for participating in the Plan, although when shares are purchased under the Plan by the Plan Agent on the New York Stock Exchange or otherwise on the open market, each Plan Participant will pay a pro rata share of brokerage commissions incurred in connection with such purchases, as described below under "Reinvestment of Fund Shares" and "Voluntary Cash Purchases."

Reinvestment of Fund Shares. Whenever the Fund declares a capital gains distribution, an income dividend or a return of capital distribution payable, at the election of shareholders, either in cash or in Fund shares, or payable only in cash, the Transfer Agent shall automatically elect to receive Fund shares for the account of each Plan Participant.

Whenever the Fund declares a capital gains distribution, an income dividend or a return of capital distribution payable only in cash and the net asset value per share of the Fund's common stock equals or is less than the market price per share on the valuation date (the "Market Parity or Premium"), the Transfer Agent shall apply the amount of such dividend or distribution payable to a Plan Participant to the purchase from the Fund of Fund Shares for a Plan

Participant's account, except that if the Fund does not offer shares for such purpose because it concludes Securities Act registration would be required and such registration cannot be timely effected or is not otherwise a cost-effective alternative for the Fund, then the Transfer Agent shall follow the procedure described in the next paragraph. The number of additional shares to be credited to a Plan Participant's account shall be determined by dividing the dollar amount of the distribution payable to a Plan Participant by the net asset value per share of the Fund's common stock on the valuation date, or if the net asset value per share is less than 95% of the market price per share on such date, then by 95% of the market price per share. The valuation date will be the payable date for such dividend or distribution.

Whenever the Fund declares a capital gains distribution, an income dividend or a return of capital distribution payable only in cash and the net asset value per share of the Fund's common stock exceeds the market price per share on the valuation date (the "Market Discount"), the Plan Agent shall apply the amount of such dividend or distribution payable to a Plan Participant (less a Plan Participant's pro rata share of brokerage commissions incurred with respect to open-market purchases in connection with the reinvestment of such dividend or distribution) to the purchase on the open market of Fund shares for a Plan Participant's account. The valuation date will be the payable date for such dividend or distribution. Such purchases will be made on or shortly after the valuation date and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws.

The Transfer Agent or the Plan Agent may aggregate a Plan Participant's purchases with the purchases of other Plan Participants, and the average price (including brokerage commissions) of all shares purchased by the Plan Agent shall be the price per share allocable to each Plan Participant.

For all purposes of the Plan, the market price of the Fund's common stock on a payable date shall be the last sales price on the New York Stock Exchange on that date,

VOLUNTARY CASH PURCHASE PROGRAM AND DIVIDEND REINVESTMENT PLAN

(unaudited) (continued)

or, if there is no sale on such Exchange (or, if different, the principal exchange for Fund shares) on that date, then the mean between the closing bid and asked quotations for such stock on such Exchange on such date. The net asset value per share of the Fund's common stock on a valuation date shall be as determined by or on behalf of the Fund.

The Transfer Agent may hold a Plan Participant's shares acquired pursuant to the Plan, together with the shares of other Plan Participants acquired pursuant to this Plan, in non-certificated form in the name of the Transfer Agent or that of a nominee. The Transfer Agent will forward to each Plan Participant any proxy solicitation material and will vote any shares so held for a Plan Participant only in accordance with the proxy returned by a Plan Participant to the Fund. Upon a Plan Participant's written request, the Transfer Agent will deliver to a Plan Participant, without charge, a certificate or certificates for the full shares held by the Transfer Agent.

Voluntary Cash Purchases. Plan Participants have the option of making investments in Fund shares through the Transfer Agent as often as once a month. Plan Participants may invest as little as $100 in any month and may invest up to $36,000 annually through the voluntary cash purchase feature of the Plan.

The Plan Agent shall apply such funds (less a Plan Participant's pro rata share of brokerage commissions or other costs, if any) to the purchase on the New York Stock Exchange (or, if different, on the principal exchange for Fund shares) or otherwise on the open market of Fund shares for such Plan Participant's account, regardless of whether there is a Market Parity or Premium or a Market Discount. The Plan Agent will purchase shares for Plan Participants on or about the 15th of each month. Cash payments received by the Transfer Agent less than five business days prior to a cash purchase investment date will be held by the Transfer Agent until the next month's investment date. Uninvested funds will not bear interest. Plan Participants may withdraw any voluntary cash payment by written notice received by the Transfer Agent not less than 48 hours before such payment is to be invested.

Enrollment and Withdrawal. Both current shareholders and first-time investors in the Fund are eligible to participate in the Plan. Current shareholders my join the Plan by either enrolling their shares with the Transfer Agent or by making an initial cash deposit of at least $250 with the Transfer Agent. First-time investors in the Fund may join the Plan by making an initial cash deposit of at least $250 with the Transfer Agent. In order to become a Plan Participant, shareholders must complete and sign the enrollment form included in the Plan brochure and return it, and, if applicable, an initial cash deposit of at least $250 directly to the Transfer Agent if shares are registered in their name. Shareholders who hold Fund shares in the name of a brokerage firm, bank or other nominee should contact such nominee to arrange for it to participate in the Plan on such shareholder's behalf.

If the Plan Participant elects to participate in the Plan by enrolling current shares owned by the Plan Participant with the Transfer Agent, participation in the dividend reinvestment feature of the Plan begins with the next dividend or capital gains distribution payable after the Transfer Agent receives the Plan Participant's written authorization, provided such authorization is received by the Transfer Agent prior to the record date for such dividend or distribution. If such authorization is received after such record date, the Plan Participant's participation in the dividend reinvestment feature of the Plan begins with the following dividend or distribution.

If the Plan Participant elects to participate in the Plan by making an initial cash deposit of at least $250 with the Transfer Agent, participation in the dividend reinvestment feature of the Plan begins with the next dividend or capital gains distribution payable after the Transfer Agent receives the Plan Participant's authorization and deposit, and after the Plan Agent purchases shares for the Plan Participant on the New York Stock Exchange (or, if different, on the principal exchange for Fund shares) or otherwise on the open market, provided that the authorization and deposit are received, and the purchases are made by the Plan Agent prior to the record date. If such authorization and deposit are received after the record date, or if the Plan Agent

VOLUNTARY CASH PURCHASE PROGRAM AND DIVIDEND REINVESTMENT PLAN

(unaudited) (continued)

purchases shares for the Plan Participant after the record date, the Plan Participant's participation in the dividend reinvestment feature of the Plan begins with the following dividend or distribution.

A shareholder's written authorization and cash payment must be received by the Transfer Agent at least five business days in advance of the next cash purchase investment date (normally the 15th of every month) in order for the Plan Participant to participate in the voluntary cash purchase feature of the Plan in that month.

Plan Participants may withdraw from the Plan without charge by written notice to the Transfer Agent. Plan Participants who choose to withdraw may elect to receive stock certificates representing all of the full shares held by the Transfer Agent on their behalf, or to instruct the Transfer Agent to sell such full shares and distribute the proceeds, net of brokerage commissions, to such withdrawing Plan Participant. Withdrawing Plan Participants will receive a cash adjustment for the market value of any fractional shares held on their behalf at the time of termination. Withdrawal will be effective immediately with respect to distributions with a record date not less than 10 days later than receipt of such written notice by the Transfer Agent.

Amendment and Termination of Plan. The Plan may only be amended or supplemented by the Fund or by the Transfer Agent by giving each Plan Participant written notice at least 90 days prior to the effective date of such amendment or supplement, except that such notice period may be shortened when necessary or appropriate in order to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory body. The Plan may be terminated by the Fund or by the Transfer Agent by written notice mailed to each Plan Participant. Such termination will be effective with respect to all distributions with a record date at least 90 days after the mailing of such written notice to the Plan Participants.

Federal Income Tax Implications of Reinvestment of Fund Shares. Reinvestment of Fund shares does not relieve Plan Participants from any income tax which may be payable on dividends or distributions. For U.S. federal income tax purposes, when the Fund issues shares representing an income dividend or a capital gains dividend, a Participant will include in income the fair market value of the shares received as of the payment date, which will be ordinary dividend income or capital gains, as the case may be. The shares will have a tax basis equal to such fair market value, and the holding period for the shares will begin on the day after the date of distribution. If shares are purchased on the open market by the Plan Agent, a Plan Participant will include in income the amount of the cash payment made. The basis of such shares will be the purchase price of the shares, and the holding period for the shares will begin on the day following the date of purchase. State, local and foreign taxes may also be applicable.

PROXY VOTING

A description of the Fund's policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our web site — www.dws-investments.com or on the SEC's web site at www.sec.gov. To obtain a written copy of the Fund's policies and procedures without charge, upon request, call us toll free at 1-800-437-6269.

2012 U.S. TAX INFORMATION (unaudited)

For federal income tax purposes, the Fund designates approximately $3,165,000, or the maximum amount allowable under tax law, as qualified dividend income.

SHARES REPURCHASED AND ISSUED

The Fund has been purchasing shares of its common stock in the open market. Shares repurchased, shares issued and shares tendered for dividend reinvestment for the past five years are as follows:

Fiscal years ended December 31,	2012	2011	2010	2009	2008
Shares repurchased	328,667	244,836	627,075	265,168	141,900
Shares issued for dividend reinvestment	72,390	—	77,238	207,315	—
Shares tendered	529,026	574,974	—	—	—

PRIVACY NOTICE

FACTS	What Does DWS Investments Do With Your Personal Information?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share can include:
• Social Security number
• Account balances
• Purchase and transaction history
• Bank account information
• Contact information such as mailing address, e-mail address and telephone number

How?
All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons DWS Investments chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does DWS Investments share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders or legal investigations	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We do not share
For our affiliates' everyday business purposes — information about your transactions and experiences	No	We do not share
For our affiliates' everyday business purposes — information about your creditworthiness	No	We do not share
For nonaffiliates to market to you	No	We do not share

Questions?  Call (800) 349-4281 or e-mail us at dws-investments.info@dws.com

PRIVACY NOTICE (continued)

Who we are

Who is providing this notice?	The European Equity Fund, Inc.
What we do

How does DWS Investments protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does DWS Investments collect my personal information?
We collect your personal information, for example. When you
• open an account
• give us your contact information
• provide bank account information for ACH or wire transactions
• tell us where to send money
• seek advice about your investments

Why can't I limit all sharing?
Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes — information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates
Companies related by common ownership or control. They can be financial or non-financial companies. Our affiliates include financial companies with the DWS or Deutsche Bank ("DB") name, such as DB AG Frankfurt and DB Alex Brown.

Non-affiliates
Companies not related by common ownership or control. They can be financial and non-financial companies.
Non-affiliates we share with include account service providers; service quality monitoring services; mailing service providers; and verification services to help in the fight against money laundering and fraud.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • DWS Investments does not jointly market.

THE EUROPEAN EQUITY FUND, INC.

APPROVAL OF CONTINUANCE OF INVESTMENT ADVISORY AGREEMENT (unaudited)

The Fund's directors unanimously approved the continuance of the investment advisory agreement between the Fund and Deutsche Asset Management International GmbH ("DeAMI") (the "agreement") at a meeting held on October 19, 2012. The Fund's directors simultaneously approved the continuance for an additional annual period of an administration agreement (the "administration agreement") with Deutsche Investment Management Americas Inc. ("DIMA"), an affiliate of DeAMI. Prior to the effective date of the agreement and the administration agreement, which was February 1, 2012, DIMA served as the Fund's manager, providing administrative and investment advisory services to the Fund. There were no changes in the total fees payable by, or the services received by, the Fund as a result of the changes to the contractual arrangements effective February 1, 2012.

In preparation for the meeting, the directors had requested and evaluated extensive materials from DeAMI, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by Lipper Inc. ("Lipper"). Prior to voting, the directors reviewed the proposed approval of the continuance of the agreement with management and with experienced counsel who are independent of DeAMI and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approval of the continuance. The directors also discussed the proposed approval in a private session with counsel at which no representatives of DeAMI were present. In reaching their determination relating to approval of the agreement, the directors considered all factors they believed relevant, including the following:

1. information comparing the Fund's performance to other investment companies with similar investment objectives and to an index;

2. the nature, extent and quality of investment advisory and other services rendered by DeAMI;

3. payments received by DeAMI from all sources in respect to the Fund and all investment companies in the Deutsche family of funds;

4. the costs borne by, and profitability of, DeAMI and its affiliates (including DIMA) in providing services to the Fund and to all investment companies in the Deutsche family of funds;

5. comparative fee and expense data for the Fund and other investment companies with similar investment objectives;

6. the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of investors;

7. DeAMI's policies and practices regarding allocation of the Fund's portfolio transactions, including the extent, if any, to which DeAMI benefits from soft dollar arrangements;

8. the Fund's portfolio turnover rates compared to those of other investment companies with similar investment objectives;

9. fall-out benefits which DeAMI and its affiliates receive from their relationships with the Fund;

10. information concerning the programs established by DeAMI with respect to compliance, risk management, disclosure and ethics;

11. the professional experience and qualifications of the Fund's portfolio management team and other senior personnel of DeAMI and DeAMI's strengthening of the investment resources supporting the Fund; and

12. the terms of the agreement.

The directors also considered their knowledge of the nature and quality of the services provided by DIMA and DeAMI to the Fund gained from their experience as directors of the European Equity Fund and the New Germany Fund and, where relevant, other Deutsche funds, their confidence in DeAMI's integrity and competence gained from that experience and DeAMI's responsiveness to concerns raised by them in the past, including DeAMI's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Fund.

THE EUROPEAN EQUITY FUND, INC.

APPROVAL OF CONTINUANCE OF INVESTMENT ADVISORY AGREEMENT (unaudited) (continued)

In their deliberations, the directors did not identify any particular information that was all-important or controlling, and each director attributed different weights to the various factors.

The directors determined that the overall arrangements between the Fund and DeAMI, as provided in the agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their reasonable judgment. The directors further determined that they were satisfied that the services provided by DeAMI to the Fund represented good value for the money payable to it by the Fund.

The material factors and conclusions that formed the basis for the directors' reaching their determination to approve the continuance of the agreement (including their determinations that DeAMI should continue in its role as investment advisor for the Fund, and that the fees payable to DeAMI pursuant to the agreement are appropriate) were separately discussed by the directors.

Nature, Extent and Quality of Services Provided by DeAMI

The directors noted that, under the agreement, DeAMI, in accordance with the Fund's investment objectives, policies and limitations, makes all decisions with respect to suitable securities for investment by the Fund and transmits purchase and sale orders and selects brokers and dealers to execute portfolio transactions on behalf of the Fund. DeAMI pays all of the compensation of the Fund's directors and officers who are interested persons of DeAMI.

The directors considered the scope and quality of services provided by DeAMI under the agreement and noted that the scope of services provided had expanded over time as a result of regulatory and other developments. The directors noted that, for example, DeAMI is responsible for maintaining and monitoring its own and the Fund's compliance programs, and these compliance programs have in recent years been refined and enhanced in light of evolving regulatory requirements. The directors also considered the commitment of DeAMI to, and the programs established by it with respect to, compliance, risk management, disclosure and ethics. The directors considered the quality of the investment research capabilities of DeAMI and the other resources it has dedicated to performing services for the Fund. The quality of the advisory services provided also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Fund under the agreement.

Costs of Services Provided and Profitability to DeAMI

At the request of the directors, DeAMI provided information concerning the profitability of its investment advisory and investment company activities and financial condition based on historical information for 2010 and 2011. Similar information was provided for DIMA. The directors noted that the profitability information reflected the contractual arrangements in effect in those 2010 and 2011 and that such arrangements differ from those proposed for approval of continuance at the October 19, 2012 meeting. The directors recognized that the changes to the fee arrangements reflected in the advisory and administration agreements effective February 1, 2012 had resulted in significant changes in the revenues to DeAMI and DIMA from their provision of services to the Fund compared to revenues in prior periods. The directors reviewed the assumptions and methods of allocation used by DeAMI and DIMA in preparing Fund specific profitability data. DIMA stated its belief that the methods of allocation used were reasonable, but it noted that there are limitations inherent in allocating costs to multiple individual advisory clients served by organizations such as DIMA and DeAMI where each of the advisory clients draws on, and benefits from, the research and other resources of the Deutsche Bank organization.

The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost

THE EUROPEAN EQUITY FUND, INC.

APPROVAL OF CONTINUANCE OF INVESTMENT ADVISORY AGREEMENT (unaudited) (continued)

of capital. In considering profitability information, the directors considered the effect of possible fall-out benefits on DeAMI's expenses, including the fact that there were no affiliated brokerage commissions.

The directors noted that while historically DeAMI had not utilized soft dollars to receive third party research from brokers that execute purchases and sales of securities for the Fund, the directors had recently approved such arrangements. They also noted that DeAMI has policies to prohibit consideration of the sale of shares of Deutsche funds when selecting broker dealers to execute portfolio transactions for the Fund or other Deutsche funds. They further noted that DeAMI may allocate brokerage to receive research generated by executing brokers.

The directors recognized that DeAMI should, as a general matter, be entitled to earn a reasonable level of profits for the services it provides to the Fund and, based on their review, concluded that DeAMI's level of profitability from its relationships with the Fund were not excessive. The directors noted that they would request and receive profitability information reflecting the terms of the agreement in connection with future continuances of the agreement.

Investment Results

In addition to the information received by the directors for the meeting, the directors receive detailed performance information for the Fund at each regular board meeting during the year and also receive monthly performance information. The directors reviewed information showing the Fund's performance compared to that of other investment vehicles compiled by Lipper (a total of 23 funds, (consisting of exchange-traded funds, open-end funds and single-country funds)). The directors also reviewed information showing performance of the Fund's benchmark index, which, since November 1, 2005 (when the Fund changed its investment focus from Germany to the European countries utilizing the Euro currency), was the MSCI EMU Index, an unmanaged capitalization-weighted index comprising several hundred companies domiciled in the countries using the Euro currency, and prior thereto was the Germany DAX Index of 30 large cap stocks.

The comparative information showed that the Fund ranked below the median for the one-, three-, five- and 10-year periods ended December 31, 2011, in the third quartile for the one- and three-year periods, and in the bottom quartile for the five- and 10-year periods ended December 31, 2011. As noted above, the Fund changed its investment focus from Germany to Europe on November 1, 2005. The Fund slightly underperformed the benchmark in 2011, outperformed the benchmark in 2009 and 2010, and underperformed the benchmark in 2006 and 2007. Taking into account these comparisons and the other factors considered, including DeAMI's strengthening of the investment resources supporting the Fund in 2009 and the improvement in the Fund's performance since that time, the directors concluded that the Fund's investment results since the changes implemented in 2009 were satisfactory.

Management and Investment Advisory Fees and Other Expenses

The directors considered the investment advisory fee rates payable by the Fund to DeAMI under the agreement. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors also considered the representation by DeAMI that it does not manage any institutional accounts that are similar to the Fund, and its review of the reasons that it does not consider institutional fee rates to be relevant to the consideration of appropriate fee rates payable by investment companies such as the Fund. The Fund's expense comparison group consisted of 38 closed end country funds and ETFs. The directors reviewed information comparing the combined management and advisory fees payable under the agreement and the administration agreement for this purpose, noting that DeAMI and DIMA are affiliated companies and that although the fees payable under the agreement and the administration agreement differed from those in the management and investment advisory agreements that were in effect during the historical periods, the combined fees payable under both sets of agreements was identical. The directors noted that the Fund's effective management and advisory fee rate of 0.729% was below the average and median of the comparison group. The directors noted that the

THE EUROPEAN EQUITY FUND, INC.

APPROVAL OF CONTINUANCE OF INVESTMENT ADVISORY AGREEMENT (unaudited) (continued)

Fund's effective fee rate reflects the effect of breakpoints and that the effective management fee for the Fund reflected the partial fee waiver effective September 1, 2009 aggregating 35 basis points for a one year period (the effective combined management and advisory fee rate would have been 0.957% but for the effect of such temporary partial waiver) The directors also considered the Fund's total expense ratio in comparison to the fees and expenses of funds within the comparison group. The directors also noted that the Fund's expense ratio was below the median and the average of the comparison group. The directors concluded that the Fund's expense ratio was satisfactory.

Economies of Scale

The directors noted that the investment advisory fee schedule in the agreement contains breakpoints that reduce the fee rate on assets above specified levels. The directors recognized that breakpoints may be an appropriate way for DeAMI to share its economies of scale with some funds that have substantial assets or that may grow materially over the next year. However, they also recognized that there is no direct relationship between the economies of scale realized by funds and those realized by DeAMI as assets increase, largely because economies of scale are realized (if at all) by DeAMI across a variety of products and services, and not only in respect of a single fund. Having taken these factors into account, the directors concluded that the breakpoint arrangements in the agreement were acceptable under the Fund's circumstances.

EXECUTIVE OFFICES
345 Park Avenue, New York, NY 10154

ADMINISTRATOR
Deutsche Investment Management Americas Inc.

INVESTMENT ADVISER
Deutsche Asset Management International GmbH

CUSTODIAN
Brown Brothers Harriman & Co.

TRANSFER AGENT
DWS Investments Service Company

LEGAL COUNSEL
Sullivan & Cromwell LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP

DIRECTORS AND OFFICERS

CHRISTIAN H. STRENGER
Chairman and Director

DR. WILHELM BENDER*
Director

DETLEF BIERBAUM
Director

RICHARD R. BURT
Director

RICHARD KARL GOELTZ
Director

DR. FRANZ WILHELM HOPP
Director

DR. FRIEDBERT MALT
Director

ROBERT H. WADSWORTH
Director

JOACHIM WAGNER
Director

W. DOUGLAS BECK, CFA
President and Chief Executive Officer

PAUL H. SCHUBERT
Chief Financial Officer and Treasurer

RAINER VERMEHREN
Vice President

MELINDA MORROW
Vice President

CAROLINE PEARSON
Chief Legal Officer

ALEXIS KUCHINSKY
Chief Compliance Officer

JOHN CARUSO
Anti-Money Laundering Compliance Officer

JOHN MILLETTE
Secretary

*  Dr. Bender's directorship begins as of January 1, 2013.

R-025796-2
VOLUNTARY CASH PURCHASE PROGRAM

AND DIVIDEND REINVESTMENT PLAN

The Fund offers shareholders a Voluntary Cash Purchase Program and Dividend Reinvestment Plan ("Plan") which provides for optional cash purchases and for the automatic reinvestment of dividends and distributions payable by the Fund in additional Fund shares. Plan participants may invest as little as $100 in any month and may invest up to $36,000 annually. The Plan allows current shareholders who are not already participants in the Plan and first time investors to enroll in the Plan by making an initial cash deposit of at least $250 with the plan agent. Share purchases are combined to receive a beneficial brokerage fee. A brochure is available by writing or telephoning the transfer agent:

DWS Investments Service Company

210 W 10th Street 6th Floor

Attn: Closed-End Fund Area

Kansas City, MO 64105

Tel.: 1-800-437-6269 (in the U.S.) or

00-800-2287-2750 (outside of the U.S.)

This report is available to the shareholders of The European Equity Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report. The information contained in the letter to the shareholders, the interview with the lead portfolio manager and the report from the investment adviser and manager in this report are derived from carefully selected sources believed reasonable. We do not guarantee its accuracy or completeness, and nothing in this report shall be construed to be a representation of such guarantee. Any opinions expressed reflect the current judgment of the author, and do not necessarily reflect the opinion of Deutsche Bank AG or any of its subsidiaries and affiliates.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

Comparisons between changes in the Fund's net asset value per share and changes in the MSCI-EMU Index should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of the Fund's investments, the size of the Fund and variations in the foreign currency/dollar exchange rate.

Fund Shares are not FDIC - insured and are not deposits or other obligations of or guaranteed by any bank. Fund Shares involve investment risk, including possible loss of principal.

For latest net asset value, schedule of the Fund's largest holdings, dividend data and shareholder inquiries, please call 1-800-437-6269 (in the U.S.) or 00-800-2287-2750 (outside of the U.S.)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Fund’s Board of Directors has determined that the Fund has at least one “audit committee financial expert” serving on its audit committee: Mr. Robert H. Wadsworth, Mr. Richard Karl Goeltz and Mr. Joachim Wagner. Each of these audit committee members is “independent,” meaning that he is not an “interested person” of the Fund (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

THE EUROPEAN EQUITY FUND, INC.

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended December 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2012	$58,500	$0	$0	$5,900
2011	$58,500	$0	$0	$5,900

“All Other Fees Billed to Fund” were billed for services associated with foreign tax filing.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended December 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2012	$0	$56,300	$0
2011	$0	$0	$0

The “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended December 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2012	$5,900	$56,300	$0	$62,200
2011	$5,900	$0	$0	$5,900

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

PwC advised the Fund's Audit Committee that it had identified one matter that it determined could be inconsistent with the SEC's auditor independence rules (Rule 2-01(c) of Regulation S-X). As part of a "Global Migration Support" engagement in which PwC's UK network affiliate ("PwC-UK") provided assistance to Deutsche Bank ("DB") with respect to processing internship applications for DB employees seeking short term assignments with DB in the UK, PwC-UK paid application fees on behalf of DB for six applicants at 170 pounds each (1,020 pounds in total).  PwC advised the Committee that it believes that this matter did not affect its objectivity or its impartial judgment in conducting its audit and issuing a report on the financial statements of the Fund as the Fund's independent auditor and confirmed its independence under the SEC’s auditor independence rules. In reaching this conclusion, PwC noted that the engagement team was not aware of the payment of the application fees by PwC-UK and that DB reimbursed PwC-UK for the fees.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The registrant's audit committee consists of Richard Karl Goeltz (Chairman), Robert H. Wadsworth, Richard R. Burt, Dr. Friedbert Malt and Joachim Wagner.

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Proxy Voting Guidelines

I.           INTRODUCTION

Deutsche Asset Management (“AM”) has adopted and implemented the following policies and procedures, which it believes are reasonably designed to ensure that proxies are voted in the best economic interest of clients, in accordance with its fiduciary duties and local regulation. These Proxy Voting Policies, Procedures and Guidelines shall apply to all accounts managed by US domiciled advisers and to all US client accounts managed by non US regional offices.  Non US regional offices are required to maintain procedures and to vote proxies as may be required by law on behalf of their non US clients. In addition, AM’s proxy policies reflect the fiduciary standards and responsibilities for ERISA accounts.

The attached guidelines represent a set of global recommendations that were determined by the Global Proxy Voting Sub-Committee (“the GPVSC”).  These guidelines were developed to provide AM with a comprehensive list of recommendations that represent how AM will generally vote proxies for its clients.  The recommendations derived from the application of these guidelines are not intended to influence the various AM legal entities either directly or indirectly by parent or affiliated companies.  In addition, the organizational structures and documents of the various AM legal entities allows, where necessary or appropriate, the execution by individual AM subsidiaries of the proxy voting rights independently of any DB parent or affiliated company.  This applies in particular to non U.S. fund management companies.  The individuals that make proxy voting decisions are also free to act independently, subject to the normal and customary supervision by the management/boards of these AM legal entities.

II.           AM’S PROXY VOTING RESPONSIBILITIES

Proxy votes are the property of AM’s advisory clients.1  As such, AM’s authority and responsibility to vote such proxies depend upon its contractual relationships with its clients.  AM has delegated responsibility for effecting its advisory clients’ proxy votes to Institutional Shareholder Services (“ISS”), an independent third-party proxy voting specialist.  ISS votes AM’s advisory clients’ proxies in accordance with AM’s proxy guidelines or AM’s specific instructions.  Where a client has given specific instructions as to how a proxy should be voted, AM will notify ISS to carry out those instructions.  Where no specific instruction exists, AM will follow the procedures in voting the proxies set forth in this document.  Certain Taft-Hartley clients may direct AM to have ISS vote their proxies in accordance with Taft Hartley voting Guidelines.

Clients may in certain instances contract with their custodial agent and notify AM that they wish to engage in securities lending transactions. In such cases, it is the responsibility of the custodian to deduct the number of shares that are on loan so that they do not get voted twice.

III.           POLICIES

1.           Proxy voting activities are conducted in the best economic interest of clients

AM has adopted the following policies and procedures to ensure that proxies are voted in accordance with the best economic interest of its clients, as determined by AM in good faith after appropriate review.

2.           The Global Proxy Voting Sub-Committee

The Global Proxy Voting Sub-Committee (the “GPVSC”) is an internal working group established by the applicable AM’s Investment Risk Oversight Committee pursuant to a written charter.  The GPVSC is responsible for overseeing AM’s proxy voting activities, including:

(i)
adopting, monitoring and updating guidelines, attached as Exhibit A (the “Guidelines”), that provide how AM will generally vote proxies pertaining to a comprehensive list of common proxy voting matters;

(ii)
voting proxies where (A) the issues are not covered by specific client instruction or the Guidelines; (B) the Guidelines specify that the issues are to be determined on a case-by-case basis; or (C) where an exception to the Guidelines may be in the best economic interest of AM’s clients; and

(iii)	monitoring the Proxy Vendor Oversight’s proxy voting activities (see below).

AM’s Proxy Vendor Oversight, a function of AM’s Operations Group, is responsible for coordinating with ISS to administer AM’s proxy voting process and for voting proxies in accordance with any specific client instructions or, if there are none, the Guidelines, and overseeing ISS’ proxy responsibilities in this regard.

3.           Availability of Proxy Voting Policies and Procedures and proxy voting record

Copies of these Policies and Procedures, as they may be updated from time to time, are made available to clients as required by law and otherwise at AM’s discretion.  Clients may also obtain information on how their proxies were voted by AM as required by law and otherwise at AM’s discretion; however, AM must not selectively disclose its investment company clients’ proxy voting records.  The Proxy Vendor Oversight will make proxy voting reports available to advisory clients upon request.  The investment companies’ proxy voting records will be disclosed to shareholders by means of publicly-available annual filings of each company’s proxy voting record for 12-month periods ended June 30 (see “Recordkeeping” below), if so required by relevant law.

IV.           PROCEDURES

The key aspects of AM’s proxy voting process are as follows:

1.           The GPVSC’s Proxy Voting Guidelines

The Guidelines set forth the GPVSC’s standard voting positions on a comprehensive list of common proxy voting matters.  The GPVSC has developed, and continues to update the Guidelines based on consideration of current corporate governance principles, industry standards, client feedback, and the impact of the matter on issuers and the value of the investments.

The GPVSC will review the Guidelines as necessary to support the best economic interests of AM’s clients and, in any event, at least annually.  The GPVSC will make changes to the Guidelines, whether as a result of the annual review or otherwise, taking solely into account the best economic interests of clients.  Before changing the Guidelines, the GPVSC will thoroughly review and evaluate the proposed change and the reasons therefore, and the GPVSC Chair will ask GPVSC members whether anyone outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client has requested or attempted to influence the proposed change and whether any member has a conflict of interest with respect to the proposed change.  If any such matter is reported to the GPVSC Chair, the Chair will promptly notify the Conflicts of Interest Management Sub-Committee (see below) and will defer the approval, if possible.  Lastly, the GPVSC will fully document its rationale for approving any change to the Guidelines.

The Guidelines may reflect a voting position that differs from the actual practices of the public company(ies) within the Deutsche Bank organization or of the investment companies for which AM or an affiliate serves as investment adviser or sponsor.  Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in voting positions on the same matter.  Further, the manner in which AM votes investment company proxies may differ from proposals for which an AM-advised or sponsored investment company solicits proxies from its shareholders.  As reflected in the Guidelines, proxies solicited by closed-end (and open-end) investment companies are generally voted in accordance with the pre-determined guidelines of ISS. See Section IV.3.B.

Funds (“Underlying Funds”) in which Topiary Fund Management Fund of Funds (each, a “Fund”) invest, may from time to time seek to revise their investment terms (i.e. liquidity, fees, etc.) or investment structure.  In such event, the Underlying Funds may require approval/consent from its investors to effect the relevant changes.  Topiary Fund Management has adopted Proxy Voting Procedures which outline the process for these approvals.

2.           Specific proxy voting decisions made by the GPVSC

The Proxy Vendor Oversight will refer to the GPVSC all proxy proposals (i) that are not covered by specific client instructions or the Guidelines; or (ii) that, according to the Guidelines, should be evaluated and voted on a case-by-case basis.

Additionally, if, the Proxy Vendor Oversight, the GPVSC Chair or any member of the GPVSC, a portfolio manager, a research analyst or a sub-adviser believes that voting a particular proxy in accordance with the Guidelines may not be in the best economic interests of clients, that individual may bring the matter to the attention of the GPVSC Chair and/or the Proxy Vendor Oversight.2

If the Proxy Vendor Oversight refers a proxy proposal to the GPVSC or the GPVSC determines that voting a particular proxy in accordance with the Guidelines is not in the best economic interests of clients, the GPVSC will evaluate and vote the proxy, subject to the procedures below regarding conflicts.

The GPVSC endeavors to hold meetings to decide how to vote particular proxies sufficiently before the voting deadline so that the procedures below regarding conflicts can be completed before the GPVSC’s voting determination.

3.           Certain proxy votes may not be cast

In some cases, the GPVSC may determine that it is in the best economic interests of its clients not to vote certain proxies.  If the conditions below are met with regard to a proxy proposal, AM will abstain from voting:

■	Neither the Guidelines nor specific client instructions cover an issue;

■	ISS does not make a recommendation on the issue;

■
The GPVSC cannot convene on the proxy proposal at issue to make a determination as to what would be in the client’s best interest. (This could happen, for example, if the Conflicts of Interest Management Sub-committee found that there was a material conflict or if despite all best efforts being made, the GPVSC quorum requirement could not be met).

In addition, it is AM’s policy not to vote proxies of issuers subject to laws of those jurisdictions that impose restrictions upon selling shares after proxies are voted, in order to preserve liquidity.  In other cases, it may not be possible to vote certain proxies, despite good faith efforts to do so.  For example, some jurisdictions do not provide adequate notice to shareholders so that proxies may be voted on a timely basis.  Voting rights on securities that have been loaned to third-parties transfer to those third-parties, with loan termination often being the only way to attempt to vote proxies on the loaned securities.  Lastly, the GPVSC may determine that the costs to the client(s) associated with voting a particular proxy or group of proxies outweighs the economic benefits expected from voting the proxy or group of proxies.

The Proxy Vendor Oversight will coordinate with the GPVSC Chair regarding any specific proxies and any categories of proxies that will not or cannot be voted.  The reasons for not voting any proxy shall be documented.

4.           Conflict of Interest Procedures

A.           Procedures to Address Conflicts of Interest and Improper Influence

Overriding Principle.  In the limited circumstances where the GPVSC votes proxies,3 the GPVSC will vote those proxies in accordance with what it, in good faith, determines to be the best economic interests of AM’s clients.4

Independence of the GPVSC.  As a matter of Compliance policy, the GPVSC and the Proxy Vendor Oversight are structured to be independent from other parts of Deutsche Bank.  Members of the GPVSC and the employee responsible for Proxy Vendor Oversight are employees of AM.  As such, they may not be subject to the supervision or control of any employees of Deutsche Bank Corporate and Investment Banking division (“CIB”).  Their compensation cannot be based upon their contribution to any business activity outside of AM without prior approval of Legal and Compliance.  They can have no contact with employees of Deutsche Bank outside of the Private Client and Asset Management division (“PCAM”) regarding specific clients, business matters or initiatives without the prior approval of Legal and Compliance.  They furthermore may not discuss proxy votes with any person outside of AM (and within AM only on a need to know basis).

Conflict Review Procedures.  There will be a committee (the “Conflicts of Interest Management Sub-Committee”) established within AM that will monitor for potential material conflicts of interest in connection with proxy proposals that are to be evaluated by the GPVSC.  Promptly upon a determination that a vote shall be presented to the GPVSC, the GPVSC Chair shall notify the Conflicts of Interest Management Sub-Committee.  The Conflicts of Interest Management Sub-Committee shall promptly collect and review any information deemed reasonably appropriate to evaluate, in its reasonable judgment, if AM or any person participating in the proxy voting process has, or has the appearance of, a material conflict of interest.  For the purposes of this policy, a conflict of interest shall be considered “material” to the extent that a reasonable person could expect the conflict to influence, or appear to influence, the GPVSC’s decision on the particular vote at issue.  GPVSC should provide the Conflicts of Interest Management Sub-Committee a reasonable amount of time (no less than 24 hours) to perform all necessary and appropriate reviews.  To the extent that a conflicts review cannot be sufficiently completed by the Conflicts of Interest Management Sub-Committee the proxies will be voted in accordance with the standard guidelines.

The information considered by the Conflicts of Interest Management Sub-Committee may include without limitation information regarding (i) AM client relationships; (ii) any relevant personal conflict known by the Conflicts of Interest Management Sub-Committee or brought to the attention of that sub-committee; (iii) and any communications with members of the GPVSC (or anyone participating or providing information to the GPVSC) and any person outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client regarding the vote at issue.  In the context of any determination, the Conflicts of Interest Management Sub-Committee may consult with, and shall be entitled to rely upon, all applicable outside experts, including legal counsel.

Upon completion of the investigation, the Conflicts of Interest Management Sub-Committee will document its findings and conclusions.  If the Conflicts of Interest Management Sub-Committee determines that (i) AM has a material conflict of interest that would prevent it from deciding how to vote the proxies concerned without further client consent or (ii) certain individuals should be recused from participating in the proxy vote at issue, the Conflicts of Interest Management Sub-Committee will so inform the GPVSC chair.

If notified that AM has a material conflict of interest as described above, the GPVSC chair will obtain instructions as to how the proxies should be voted either from (i) if time permits, the effected  clients, or (ii) in accordance with the standard guidelines.  If notified that certain individuals should be recused from the proxy vote at issue, the GPVSC Chair shall do so in accordance with the procedures set forth below.

Note:  Any AM employee who becomes aware of a potential, material conflict of interest in respect of any proxy vote to be made on behalf of clients shall notify Compliance.  Compliance shall call a meeting of the conflict review committee to evaluate such conflict and determine a recommended course of action.

Procedures to be followed by the GPVSC.  At the beginning of any discussion regarding how to vote any proxy, the GPVSC Chair (or his or her delegate) will inquire as to whether any GPVSC member (whether voting or ex officio) or any person participating in the proxy voting process has a personal conflict of interest or has actual knowledge of an actual or apparent conflict that has not been reported to the Conflicts of Interest Management Sub-Committee.

The GPVSC Chair also will inquire of these same parties whether they have actual knowledge regarding whether any director, officer or employee outside of the  AM organization (but within  Deutsche Bank and its affiliates)  or any entity that identifies itself as an AM advisory client, has: (i) requested that AM, the Proxy Vendor Oversight (or any member thereof) or a GPVSC member vote a particular proxy in a certain manner;  (ii) attempted to influence AM, the Proxy Vendor Oversight (or any member thereof), a GPVSC member or any other person in connection with proxy voting activities; or (iii) otherwise communicated with a GPVSC member or any other person participating or providing information to the GPVSC regarding the particular proxy vote at issue, and which incident has not yet been reported to the Conflicts of Interest Management Sub- Committee.

If any such incidents are reported to the GPVSC Chair, the Chair will promptly notify the Conflicts of Interest Management Sub-Committee and, if possible, will delay the vote until the Conflicts of Interest Management Sub-Committee can complete the conflicts report.  If a delay is not possible, the Conflicts of Interest Management Sub-Committee will instruct the GPVSC whether anyone should be recused from the proxy voting process, or whether AM should vote the proxy in accordance with the standard guidelines, seek instructions as to how to vote the proxy at issue from ISS or, if time permits, the effected clients.  These inquiries and discussions will be properly reflected in the GPVSC’s minutes.

Duty to Report.  Any AM employee, including any GPVSC member (whether voting or ex officio), that is aware of any actual or apparent conflict of interest relevant to, or any attempt by any person outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as an AM advisory client to influence, how AM votes its proxies has a duty to disclose the existence of the situation to the GPVSC Chair (or his or her designee) and the details of the matter to the Conflicts of Interest Management Sub-Committee.  In the case of any person participating in the deliberations on a specific vote, such disclosure should be made before engaging in any activities or participating in any discussion pertaining to that vote.

Recusal of Members.  The GPVSC will recuse from participating in a specific proxy vote any GPVSC members (whether voting or ex officio) and/or any other person who (i) are personally involved in a material conflict of interest; or (ii) who, as determined by the Conflicts of Interest Management Sub-Committee, have actual knowledge of a circumstance or fact that could affect their independent judgment, in respect of such vote.  The GPVSC will also exclude from consideration the views of any person (whether requested or volunteered) if the GPVSC or any member thereof knows, or if the Conflicts of Interest Management Sub-Committee has determined, that such other person has a material conflict of interest with respect to the particular proxy, or has attempted to influence the vote in any manner prohibited by these policies.

If, after excluding all relevant GPVSC voting members pursuant to the paragraph above, there are three or more GPVSC voting members remaining, those remaining GPVSC members will determine how to vote the proxy in accordance with these Policies and Procedures. If there are fewer than three GPVSC voting members remaining, the GPVSC Chair will vote the proxy in accordance with the standard guidelines, will obtain instructions as to how to have the proxy voted from, if time permits, the effected clients and otherwise from ISS.

B.           Investment Companies and Affiliated Public Companies

Investment Companies.  As reflected in the Guidelines, all proxies solicited by open-end and closed-end investment companies are voted in accordance with the pre-determined guidelines of ISS, unless the investment company client directs AM to vote differently on a specific proxy or specific categories of proxies.  However, regarding investment companies for which AM or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders (i.e., “mirror” or “echo” voting).  Master fund proxies solicited from feeder funds are voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940.

Subject to participation agreements with certain Exchange Traded Funds ("ETF") issuers that have received exemptive orders from the U.S. Securities and Exchange Commission allowing investing DWS funds to exceed the limits set forth in Section 12(d)(1)(A) and (B) of the Investment Company Act of 1940, DeAM will echo vote proxies for ETFs in which Deutsche Bank holds more than 25% of outstanding voting shares globally when required to do so by participation agreements and SEC orders.

Affiliated Public Companies. For proxies solicited by non-investment company issuers of or within the Deutsche Bank organization, e.g., Deutsche bank itself, these proxies will be voted in the same proportion as the vote of other shareholders (i.e., “mirror” or “echo” voting).

Note: With respect to the Central Cash Management Fund (registered under the Investment Company Act of 1940), the Fund is not required to engage in echo voting and the investment adviser will use these Guidelines, and may determine, with respect to the Central Cash Management Fund, to vote contrary to the positions in the Guidelines, consistent with the Fund’s best interest.

C.           Other Procedures That Limit Conflicts of Interest

AM and other entities in the Deutsche Bank organization have adopted a number of policies, procedures and internal controls that are designed to avoid various conflicts of interest, including those that may arise in connection with proxy voting, including but not limited to:

•	Code of Business Conduct and Ethics - DB Group;
•	Conflicts of Interest Policy - DB Group;
•	Information Sharing Procedures – DeAM;
•	Code of Ethics - DeAM; and
•	Code of Professional Conduct - US.

The GPVSC expects that these policies, procedures and internal controls will greatly reduce the chance that the GPVSC (or, its members) would be involved in, aware of or influenced by, an actual or apparent conflict of interest.

V.           RECORDKEEPING

At a minimum, the following types of records must be properly maintained and readily accessible in order to evidence compliance with this policy.

■	AM will maintain a record of each vote cast by AM that includes among other things, company name, meeting date, proposals presented, vote cast and shares voted.

■	The Proxy Vendor Oversight maintains records for each of the proxy ballots it votes. Specifically, the records include, but are not limited to:

–	The proxy statement (and any additional solicitation materials) and relevant portions of annual statements.

–	Any additional information considered in the voting process that may be obtained from an issuing company, its agents or proxy research firms.

–	Analyst worksheets created for stock option plan and share increase analyses.

–	Proxy Edge print-screen of actual vote election.

■
AM will retain these Policies and Procedures and the Guidelines; will maintain records of client requests for proxy voting information; and will retain any documents the Proxy Vendor Oversight or the GPVSC prepared that were material to making a voting decision or that memorialized the basis for a proxy voting decision.

■
The GPVSC also will create and maintain appropriate records documenting its compliance with these Policies and Procedures, including records of its deliberations and decisions regarding conflicts of interest and their resolution.

■
With respect to AM’s investment company clients, ISS will create and maintain records of each company’s proxy voting record for 12-month periods ended June 30.  AM will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which the company was entitled to vote:

–	The name of the issuer of the portfolio security;

–	The exchange ticker symbol of the portfolio security (if symbol is available through reasonably practicable means);

–	The Council on Uniform Securities Identification Procedures number for the portfolio security (if the number is available through reasonably practicable means);

–	The shareholder meeting date;

–	A brief identification of the matter voted on;

–	Whether the matter was proposed by the issuer or by a security holder;

–	Whether the company cast its vote on the matter;

–	How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

–	Whether the company cast its vote for or against management.

Note:  This list is intended to provide guidance only in terms of the records that must be maintained in accordance with this policy. In addition, please note that records must be maintained in accordance with the applicable Records Management Policy - US.

With respect to electronically stored records, “properly maintained” is defined as complete, authentic (unalterable) usable and backed-up.  At a minimum, records should be retained for a period of not less than six years (or longer, if necessary to comply with applicable regulatory requirements), the first three years in an appropriate AM office.

VI.           THE GPVSC’S OVERSIGHT ROLE

In addition to adopting the Guidelines and making proxy voting decisions on matters referred to it as set forth above, the GPVSC will monitor the proxy voting process by reviewing summary proxy information presented by ISS. The GPVSC will use this review process to determine, among other things, whether any changes should be made to the Guidelines. This review will take place at least quarterly and will be documented in the GPVSC’s minutes.

1
For purposes of these Policies and Procedures, “clients” refers to persons or entities: for which AM serves as investment adviser or sub-adviser; for which AM votes proxies; and that have an economic or beneficial ownership interest in the portfolio securities of issuers soliciting such proxies.

2
The Proxy Vendor Oversight generally monitors upcoming proxy solicitations for heightened attention from the press or the industry and for novel or unusual proposals or circumstances, which may prompt the Proxy Vendor Oversight to bring the solicitation to the attention of the GPVSC Chair.  AM portfolio managers, AM research analysts and sub-advisers also may bring a particular proxy vote to the attention of the GPVSC Chair, as a result of their ongoing monitoring of portfolio securities held by advisory clients and/or their review of the periodic proxy voting record reports that the GPVSC Chair distributes to AM portfolio managers and AM research analysts.

3
As mentioned above, the GPVSC votes proxies (i) where neither a specific client instruction nor a Guideline directs how the proxy should be voted, (ii) where the Guidelines specify that an issue is to be determined on a case by case basis or (iii) where voting in accordance with the Guidelines may not be in the best economic interests of clients.

4
The Proxy Vendor Oversight, who serves as the non-voting secretary of the GPVSC, may receive routine calls from proxy solicitors and other parties interested in a particular proxy vote.  Any contact that attempts to exert improper pressure or influence shall be reported to the Conflicts of Interest Management Sub-Committee.

Attachment A – Global Proxy Voting Guidelines

Deutsche Asset Management

Global Proxy Voting Guidelines

As Amended April 2012

[GRAPHIC OMITTED]

Table of contents

I	Board Of Directors And Executives

A	Election Of Directors

B	Classified Boards Of Directors

C	Board And Committee Independence

D	Liability And Indemnification Of Directors

E	Qualifications Of Directors

F	Removal Of Directors And Filling Of Vacancies

G	Proposals To Fix The Size Of The Board

H	Proposals to Restrict Chief Executive Officer’s Service on Multiple Boards

I	Proposals to Restrict Supervisory Board Members Service on Multiple Boards

J	Proposals to Establish Audit Committees

II	Capital Structure

A	Authorization Of Additional Shares

B	Authorization Of “Blank Check” Preferred Stock

C	Stock Splits/Reverse Stock Splits

D	Dual Class/Supervoting Stock

E	Large Block Issuance

F	Recapitalization Into A Single Class Of Stock

G	Share Repurchases

H	Reductions In Par Value

III	Corporate Governance Issues

A	Confidential Voting

B	Cumulative Voting

C	Supermajority Voting Requirements

D	Shareholder Right To Vote

IV	Compensation

A	Establishment of a Remuneration Committee

B	Executive And Director Stock Option Plans

C	Employee Stock Option/Purchase Plans

D	Golden Parachutes

E	Proposals To Limit Benefits Or Executive Compensation

F	Option Expensing

G	Management board election and motion

H	Remuneration (variable pay)

I	Long-term incentive plans

J	Shareholder Proposals Concerning “Pay For Superior Performance”

K	Executive Compensation Advisory

L	Advisory Votes on Executive Compensation

M	Frequency of Advisory Vote on Executive Compensation

V	Anti-Takeover Related Issues

A	Shareholder Rights Plans (“Poison Pills”)

B	Reincorporation

C	Fair-Price Proposals

D	Exemption From State Takeover Laws

E	Non-Financial Effects Of Takeover Bids

VI	Mergers & Acquisitions

VII	Environmental, Social & Governance Issues

A	Principles for Responsible Investment (“PRI”)

B	ESG Issues

C	Labor & Human Rights

D	Diversity & Equality

E	Health & Safety

F	Government/Military

G	Tobacco

VIII	Miscellaneous Items

A	Ratification Of Auditors

B	Limitation Of Non-Audit Services Provided By Independent Auditor

C	Audit Firm Rotation

D	Transaction Of Other Business

E	Motions To Adjourn The Meeting

F	Bundled Proposals

G	Change Of Company Name

H	Proposals Related To The Annual Meeting

I	Reimbursement Of Expenses Incurred From Candidate Nomination

J	Investment Company Proxies

K	International Proxy Voting

These Guidelines may reflect a voting position that differs from the actual practices of the public company(ies) within the Deutsche Bank organization or of the investment companies for which AM or an affiliate serves as investment adviser or sponsor.

NOTE: Because of the unique structure and regulatory scheme applicable to closed-end investment companies, the voting guidelines (particularly those related to governance issues) generally will be inapplicable to holdings of closed-end investment companies.  As a result, determinations on the appropriate voting recommendation for closed-end investment company shares will be made on a case-by-case basis.

I.           Board of Directors and Executives

A.           Election of Directors

Routine: AM Policy is to vote “for” the uncontested election of directors. Votes for a director in an uncontested election will be withheld in cases where a director has shown an inability to perform his/her duties in the best interests of the shareholders.

Proxy contest: In a proxy contest involving election of directors, a case-by-case voting decision will be made based upon analysis of the issues involved and the merits of the incumbent and dissident slates of directors. AM will incorporate the decisions of a third party proxy research vendor, currently, Institutional Shareholder Services (“ISS”) subject to review by the Proxy Voting Sub-Committee (GPVSC) as set forth in the AM’s Proxy Voting Policies and Procedures.

Rationale: The large majority of corporate directors fulfill their fiduciary obligation and in most cases support for management’s nominees is warranted. As the issues relevant to a contested election differ in each instance, those cases must be addressed as they arise.

B.           Classified Boards of Directors

AM policy is to vote against proposals to classify the board and for proposals to repeal classified boards and elect directors annually.

Rationale: Directors should be held accountable on an annual basis. By entrenching the incumbent board, a classified board may be used as an anti-takeover device to the detriment of the shareholders in a hostile take-over situation.

C.           Board and Committee Independence

AM policy is to vote:

1.	“For” proposals that require that a certain percentage (majority up to 66 2/3%) of members of a board of directors be comprised of independent or unaffiliated directors.

2.	“For” proposals that require all members of a company's compensation, audit, nominating, or other similar committees be comprised of independent or unaffiliated directors.

3.	“Against” shareholder proposals to require the addition of special interest, or constituency, representatives to boards of directors.

4.	“For” separation of the Chairman and CEO positions.

5.	“Against” proposals that require a company to appoint a Chairman who is an independent director.

Rationale: Board independence is a cornerstone of effective governance and accountability. A board that is sufficiently independent from management assures that shareholders' interests are adequately represented.  However, the Chairman of the board must have sufficient involvement in and experience with the operations of the company to perform the functions required of that position and lead the company.

No director qualifies as 'independent' unless the board of directors affirmatively determines that the director has no material relationship with the listed company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the company).

Whether a director is in fact not "independent" will depend on the laws and regulations of the primary market for the security and the exchanges, if any, on which the security trades.

D.           Liability and Indemnification of Directors

AM policy is to vote “for” management proposals to limit directors' liability and to broaden the indemnification of directors, unless broader indemnification or limitations on directors' liability would affect shareholders' interests in pending litigation.

Rationale: While shareholders want directors and officers to be responsible for their actions, it is not in the best interests of the shareholders for them to be to risk averse. If the risk of personal liability is too great, companies may not be able to find capable directors willing to serve. We support expanding coverage only for actions taken in good faith and not for serious violations of fiduciary obligation or negligence.

E.           Qualifications of Directors

AM policy is to follow management’s recommended vote on either management or shareholder proposals that set retirement ages for directors or require specific levels of stock ownership by directors.

Rationale: As a general rule, the board of directors, and not the shareholders, is most qualified to establish qualification policies.

F.           Removal of Directors and Filling of Vacancies

AM policy is to vote “against” proposals that include provisions that directors may be removed only for cause or proposals that include provisions that only continuing directors may fill board vacancies.

Rationale: Differing state statutes permit removal of directors with or without cause.  Removal of directors for cause usually requires proof of self-dealing, fraud or misappropriation of corporate assets, limiting shareholders' ability to remove directors except under extreme circumstances. Removal without cause requires no such showing.

Allowing only incumbent directors to fill vacancies can serve as an anti-takeover device, precluding shareholders from filling the board until the next regular election.

G.           Proposals to Fix the Size of the Board

AM policy is to vote:

1.	“For” proposals to fix the size of the board unless: (a) no specific reason for the proposed change is given; or (b) the proposal is part of a package of takeover defenses.

2.	“Against” proposals allowing management to fix the size of the board without shareholder approval.

Rationale: Absent danger of anti-takeover use, companies should be granted a reasonable amount of flexibility in fixing the size of its board.

H.           Proposals to Restrict Chief Executive Officer’s Service on Multiple Boards

AM policy is to vote “For” proposals to restrict a Chief Executive Officer from serving on more than three outside boards of directors.

Rationale:  Chief Executive Officer must have sufficient time to ensure that shareholders’ interests are represented adequately.

Note:  A director’s service on multiple closed-end fund boards within a fund complex are treated as service on a single Board for the purpose of the proxy voting guidelines.

I.           Proposals to Restrict Supervisory Board Members Service on Multiple Boards (For FFT Securities)

AM policy is to vote “for” proposals to restrict a Supervisory Board Member from serving on more than five supervisory boards.

Rationale:  We consider a strong, independent and knowledgeable supervisory board as important counter-balance to executive management to ensure that the interests of shareholders are fully reflected by the company.

Full information should be disclosed in the annual reports and accounts to allow all shareholders to judge the success of the supervisory board controlling their company.

Supervisory Board Member must have sufficient time to ensure that shareholders’ interests are represented adequately.

Note:  A director’s service on multiple closed-end fund boards within a fund complex are treated as service on a single Board for the purpose of the proxy voting guidelines.

J.           Proposals to Establish Audit Committees (For FFT and U.S. Securities)

AM policy is to vote “for” proposals that require the establishment of audit committees.

Rationale: The audit committee should deal with accounting and risk management related questions, verifies the independence of the auditor with due regard to possible conflicts of interest. It also should determine the procedure of the audit process.

II.           Capital Structure

A.           Authorization of Additional Shares (For U.S. Securities)

AM policy is to vote “for” proposals to increase the authorization of existing classes of stock that do not exceed a 3:1 ratio of shares authorized to shares outstanding for a large cap company, and do not exceed a 4:1 ratio of shares authorized to shares outstanding for a small-midcap company (companies having a market capitalization under one billion U.S. dollars.).

Rationale: While companies need an adequate number of shares in order to carry on business, increases requested for general financial flexibility must be limited to protect shareholders from their potential use as an anti-takeover device. Requested increases for specifically designated, reasonable business purposes (stock split, merger, etc.) will be considered in light of those purposes and the number of shares required.

B.           Authorization of “Blank Check” Preferred Stock (For U.S. Securities)

AM policy is to vote:

1.
“Against” proposals to create blank check preferred stock or to increase the number of authorized shares of blank check preferred stock unless the company expressly states that the stock will not be used for anti-takeover purposes and will not be issued without shareholder approval.

2.	“For” proposals mandating shareholder approval of blank check stock placement.

Rationale: Shareholders should be permitted to monitor the issuance of classes of preferred stock in which the board of directors is given unfettered discretion to set voting, dividend, conversion and other rights for the shares issued.

C.           Stock Splits/Reverse Stock Splits

AM policy is to vote “for” stock splits if a legitimate business purpose is set forth and the split is in the shareholders' best interests. A vote is cast “for” a reverse stock split only if the number of shares authorized is reduced in the same proportion as the reverse split or if the effective increase in authorized shares (relative to outstanding shares) complies with the proxy guidelines for common stock increases (see Section II.A, above).

Rationale: Generally, stock splits do not detrimentally affect shareholders. Reverse stock splits, however, may have the same result as an increase in authorized shares and should be analyzed accordingly.

D.           Dual Class/Supervoting Stock

AM policy is to vote “against” proposals to create or authorize additional shares of super-voting stock or stock with unequal voting rights.

Rationale: The “one share, one vote” principal ensures that no shareholder maintains a voting interest exceeding their equity interest in the company.

E.           Large Block Issuance (For U.S. Securities)

AM policy is to address large block issuances of stock on a case-by-case basis, incorporating the recommendation of an independent third party proxy research firm (currently ISS) subject to review by the GPVSC as set forth in AM’s Proxy Policies and Procedures.

Additionally, AM supports proposals requiring shareholder approval of large block issuances.

Rationale: Stock issuances must be reviewed in light of the business circumstances leading to the request and the potential impact on shareholder value.

F.           Recapitalization into a Single Class of Stock

AM policy is to vote “for” recapitalization plans to provide for a single class of common stock, provided the terms are fair, with no class of stock being unduly disadvantaged.

Rationale: Consolidation of multiple classes of stock is a business decision that may be left to the board and/or management if there is no adverse effect on shareholders.

G.           Share Repurchases

AM policy is to vote “for” share repurchase plans provided all shareholders are able to participate on equal terms.

Rationale: Buybacks are generally considered beneficial to shareholders because they tend to increase returns to the remaining shareholders.

H.           Reductions in Par Value

AM policy is to vote “for” proposals to reduce par value, provided a legitimate business purpose is stated (e.g., the reduction of corporate tax responsibility).

Rationale: Usually, adjustments to par value are a routine financial decision with no substantial impact on shareholders.

III.           Corporate Governance Issues

A.           Confidential Voting

AM policy is to vote “for” proposals to provide for confidential voting and independent tabulation of voting results and to vote “against” proposals to repeal such provisions.

Rationale: Confidential voting protects the privacy rights of all shareholders.  This is particularly important for employee-shareholders or shareholders with business or other affiliations with the company, who may be vulnerable to coercion or retaliation when opposing management. Confidential voting does not interfere with the ability of corporations to communicate with all shareholders, nor does it prohibit shareholders from making their views known directly to management.

B.           Cumulative Voting (For U.S. Securities)

AM policy is to vote “against” shareholder proposals requesting cumulative voting and “for” management proposals to eliminate it.  The protections afforded shareholders by cumulative voting are not necessary when a company has a history of good performance and does not have a concentrated ownership interest. Accordingly, a vote is cast “against” cumulative voting and “for” proposals to eliminate it if:

a)	The company has a five year return on investment greater than the relevant industry index,

b)	All directors and executive officers as a group beneficially own less than 10% of the outstanding stock, and

c)	No shareholder (or voting block) beneficially owns 15% or more of the company.

Thus, failure of any one of the three criteria results in a vote for cumulative voting in accordance with the general policy.

Rationale: Cumulative voting is a tool that should be used to ensure that holders of a significant number of shares may have board representation; however, the presence of other safeguards may make their use unnecessary.

C.           Supermajority Voting Requirements

AM policy is to vote “against” management proposals to require a supermajority vote to amend the charter or bylaws and to vote “for” shareholder proposals to modify or rescind existing supermajority requirements.

*Exception made when company holds a controlling position and seeks to lower threshold to maintain control and/or make changes to corporate by-laws.

Rationale: Supermajority voting provisions violate the democratic principle that a simple majority should carry the vote. Setting supermajority requirements may make it difficult or impossible for shareholders to remove egregious by-law or charter provisions. Occasionally, a company with a significant insider held position might attempt to lower a supermajority threshold to make it easier for management to approve provisions that may be detrimental to shareholders. In that case, it may not be in the shareholders interests to lower the supermajority provision.

D.           Shareholder Right to Vote

AM policy is to vote “against” proposals that restrict the right of shareholders to call special meetings, amend the bylaws, or act by written consent. Policy is to vote “for” proposals that remove such restrictions.

Rationale: Any reasonable means whereby shareholders can make their views known to management or affect the governance process should be supported.

IV.           Compensation

Annual Incentive Plans or Bonus Plans are often submitted to shareholders for approval.  These plans typically award cash to executives based on company performance.  Deutsche Bank believes that the responsibility for executive compensation decisions rest with the board of directors and/or the compensation committee, and its policy is not to second-guess the board’s award of cash compensation amounts to executives unless a particular award or series of awards is deemed excessive.  If stock options are awarded as part of these bonus or incentive plans, the provisions must meet Deutsche Bank’s criteria regarding stock option plans, or similar stock-based incentive compensation schemes, as set forth below.

A.           Establishment of a Remuneration Committee (For FFT Securities)

AM policy is to vote “for” proposals that require the establishment of a remuneration committee.

Rationale:  Corporations should disclose in each annual report or proxy statement their policies on remuneration. Essential details regarding executive remuneration including share options, long-term incentive plans and bonuses, should be disclosed in the annual report, so that investors can judge whether corporate pay policies and practices meet the standard.

The remuneration committee shall not comprise any board members and should be sensitive to the wider scene on executive pay.  It should ensure that performance-based elements of executive pay are designed to align the interests of shareholders.

B.           Executive and Director Stock Option Plans

AM policy is to vote “for” stock option plans that meet the following criteria:

(1)
The resulting dilution of existing shares is less than (a) 15 percent of outstanding shares for large capital corporations or (b) 20 percent of outstanding shares for small-mid capital companies (companies having a market capitalization under one billion U.S. dollars).

(2)
The transfer of equity resulting from granting options at less than FMV is no greater than 3% of the over-all market capitalization of large capital corporations, or 5% of market cap for small-mid capital companies.

(3)	The plan does not contain express repricing provisions and, in the absence of an express statement that options will not be repriced; the company does not have a history of repricing options.

(4)	The plan does not grant options on super-voting stock.

AM will support performance-based option proposals as long as a) they do not mandate that all options granted by the company must be performance based, and b) only certain high-level executives are subject to receive the performance based options.

AM will support proposals to eliminate the payment of outside director pensions.

Rationale: Determining the cost to the company and to shareholders of stock-based incentive plans raises significant issues not encountered with cash-based compensation plans. These include the potential dilution of existing shareholders' voting power, the transfer of equity out of the company resulting from the grant and execution of options at less than FMV and the authority to reprice or replace underwater options. Our stock option plan analysis model seeks to allow reasonable levels of flexibility for a company yet still protect shareholders from the negative impact of excessive stock compensation. Acknowledging that small mid-capital corporations often rely more heavily on stock option plans as their main source of executive compensation and may not be able to compete with their large capital competitors with cash compensation, we provide slightly more flexibility for those companies.

C.           Employee Stock Option/Purchase Plans

AM policy is to vote for employee stock purchase plans (ESPP's) when the plan complies with Internal Revenue Code 423, allowing non-management employees to purchase stock at 85% of FMV.

AM policy is to vote “for” employee stock option plans (ESOPs) provided they meet the standards for stock option plans in general. However, when computing dilution and transfer of equity, ESOPs are considered independently from executive and director option plans.

Rationale: ESOPs and ESPP’s encourage rank-and-file employees to acquire an ownership stake in the companies they work for and have been shown to promote employee loyalty and improve productivity.

D.           Golden Parachutes

AM policy is to vote “for” proposals to require shareholder approval of golden parachutes and for proposals that would limit golden parachutes to no more than three times base compensation. Policy is to vote “against” more restrictive shareholder proposals to limit golden parachutes.

Rationale: In setting a reasonable limitation, AM considers that an effective parachute should be less attractive than continued employment and that the IRS has opined that amounts greater than three times annual salary, are excessive.

E.           Proposals to Limit Benefits or Executive Compensation

AM policy is to vote “against”

1.	Proposals to limit benefits, pensions or compensation and

2.	Proposals that request or require disclosure of executive compensation greater than the disclosure required by Securities and Exchange Commission (SEC) regulations.

Rationale: Levels of compensation and benefits are generally considered to be day-to-day operations of the company, and are best left unrestricted by arbitrary limitations proposed by shareholders.

F.           Option Expensing

AM policy is to support proposals requesting companies to expense stock options.

Rationale: Although companies can choose to expense options voluntarily, the Financial Accounting Standards Board (FASB) does not yet require it, instead allowing companies to disclose the theoretical value of options as a footnote. Because the expensing of stock options lowers earnings, most companies elect not to do so. Given the fact that options have become an integral component of compensation and their exercise results in a transfer of shareholder value, AM agrees that their value should not be ignored and treated as “no cost” compensation. The expensing of stock options would promote more modest and appropriate use of stock options in executive compensation plans and present a more accurate picture of company operational earnings.

G.            Management board election and motion (For FFT Securities)

AM policy is to vote “against”:

•	the election of board members with positions on either remuneration or audit committees;

•	the election of supervisory board members with too many supervisory board mandates;

•	“automatic” election of former board members into the supervisory board.

Rationale:  Management as an entity, and each of its members, are responsible for all actions of the company, and are - subject to applicable laws and regulations - accountable to the shareholders as a whole for their actions.

Sufficient information should be disclosed in the annual company report and account to allow shareholders to judge the success of the company.

H.           Remuneration (variable pay): (For FFT Securities)

Executive remuneration for Management Board

AM policy is to vote “for” remuneration for Management Board that is transparent and linked to results.

Rationale:  Executive compensation should motivate management and align the interests of management with the shareholders. The focus should be on criteria that prevent excessive remuneration; but enable the company to hire and retain first-class professionals.

Shareholder interests are normally best served when management is remunerated to optimise long-term returns. Criteria should include suitable measurements like return on capital employed or economic value added.

Interests should generally also be correctly aligned when management own shares in the company – even more so if these shares represent a substantial portion of their own wealth.

Its disclosure shall differentiate between fixed pay, variable (performance related) pay and long-term incentives, including stock option plans with valuation ranges as well as pension and any other significant arrangements.

Executive remuneration for Supervisory Board

AM policy is to vote “for” remuneration for Supervisory Board that is at least 50% in fixed form.

Rationale:  It would normally be preferable if performance linked compensation were not based on dividend payments, but linked to suitable result based parameters. Consulting and procurement services should also be published in the company report.

I.           Long-term incentive plans (For FFT Securities)

AM policy is to vote “for” long-term incentive plans for members of a management board that reward for above average company performance.

Rationale: Incentive plans will normally be supported if they:

•	directly align the interests of members of management boards with those of shareholders;

•	establish challenging performance criteria to reward only above average performance;

•	measure performance by total shareholder return in relation to the market or a range of comparable companies;

•	are long-term in nature and encourage long-term ownership of the shares once exercised through minimum holding periods;

•	do not allow a repricing of the exercise price in stock option plans.

J.           Shareholder Proposals Concerning “Pay for Superior Performance”

AM policy is to address pay for superior performance proposals on a case-by-case basis, incorporating the recommendation of an independent third party proxy research firm (currently ISS) subject to review by the GPVSC as set forth in AM’s Proxy Policies and Procedures.

Rationale: While AM agrees that compensation issues are better left to the discretion of management, they appreciate the need to monitor for excessive  compensation practices on a case by case basis. If, after a review of the ISS metrics, AM is comfortable with ISS’s applying this calculation and will vote according to their recommendation.

K.           Executive Compensation Advisory

AM policy is to follow management’s recommended vote on shareholder proposals to propose an advisory resolution seeking to ratify the compensation of the company’s named executive officers (NEOs) on an annual basis.

Rationale: AM believes that controls exist within senior management and corporate compensation committees, ensuring fair compensation to executives. This might allow shareholders to require approval for all levels of management’s compensation.

L.           Advisory Votes on Executive Compensation

AM policy is to evaluate Executive Compensation proposals on a case-by-case basis, where locally defined this may be done by incorporating the recommendation of an independent third party proxy research firm. AM will oppose Advisory Votes on Executive Compensation if:

•	there is a significant misalignment between CEO pay and company performance;

•	the company maintains significant problematic pay practices;

•	the board exhibits a significant level of poor communication and responsiveness to shareholders.

Rationale: While AM agrees that compensation issues are better left to the discretion of management, they appreciate the need to take action on this nonbinding proposal if excessive compensation practices exist.

M.           Frequency of Advisory Vote on Executive Compensation

AM policy is to vote “for” annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies' executive pay programs.

Rationale: AM believes that annual advisory vote gives shareholders the opportunity to express any compensation concerns to the Executive Compensation proposal which is an advisory voting.

V.           Anti-Takeover Related Issues

A.           Shareholder Rights Plans (“Poison Pills”)

AM policy is to vote “for” proposals to require shareholder ratification of poison pills or that request boards to redeem poison pills, and to vote “against” the adoption of poison pills if they are submitted for shareholder ratification.

Rationale: Poison pills are the most prevalent form of corporate takeover defenses and can be (and usually are) adopted without shareholder review or consent. The potential cost of poison pills to shareholders during an attempted takeover outweighs the benefits.

B.           Reincorporation

AM policy is to examine reincorporation proposals on a case-by-case basis.  The voting decision is based on: (1) differences in state law between the existing state of incorporation and the proposed state of incorporation; and (2) differences between the existing and the proposed charter/bylaws/articles of incorporation and their effect on shareholder rights. If changes resulting from the proposed reincorporation violate the corporate governance principles set forth in these guidelines, the reincorporation will be deemed contrary to shareholder’s interests and a vote cast “against.”

Rationale: Reincorporations can be properly analyzed only by looking at the advantages and disadvantages to their shareholders. Care must be taken that anti-takeover protection is not the sole or primary result of a proposed change.

C.           Fair-Price Proposals

AM policy is to vote “for” management fair-price proposals, provided that: (1) the proposal applies only to two-tier offers; (2) the proposal sets an objective fair-price test based on the highest price that the acquirer has paid for a company's shares; (3) the supermajority requirement for bids that fail the fair-price test is no higher than two-thirds of the outstanding shares; (4) the proposal contains no other anti-takeover provisions or provisions that restrict shareholders rights.

A vote is cast for shareholder proposals that would modify or repeal existing fair-price requirements that do not meet these standards.

Rationale: While fair price provisions may be used as anti-takeover devices, if adequate provisions are included, they provide some protection to shareholders who have some say in their application and the ability to reject those protections if desired.

D.           Exemption from state takeover laws

AM policy is to vote “for” shareholder proposals to opt out of state takeover laws and to vote “against” management proposals requesting to opt out of state takeover laws.

Rationale: Control share statutes, enacted at the state level, may harm long-term share value by entrenching management. They also unfairly deny certain shares their inherent voting rights.

E.           Non-financial Effects of Takeover Bids

Policy is to vote “against” shareholder proposals to require consideration of non-financial effects of merger or acquisition proposals.

Rationale: Non-financial effects may often be subjective and are secondary to AM’s stated purpose of acting in its client’s best economic interest.

VI.           Mergers & Acquisitions

Evaluation of mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) are performed on a case-by-case basis incorporating information from an independent proxy research source (currently ISS.) Additional resources including portfolio management and research analysts may be considered as set forth in AM’s Policies and Procedures.

VII.           Environmental, Social & Governance Issues

Environmental, social and governance issues (“ESG”) are becoming increasingly important to corporate success. We incorporate ESG considerations into both our investment decisions and our proxy voting decisions – particularly if the financial performance of the company could be impacted.  Companies or states that seriously contravene internationally accepted ethical principles will be subject to heightened scrutiny.

A.           Principles for Responsible Investment

AM policy is to actively engage with companies on ESG issues and participate in ESG   initiatives. In this context, AM (a) votes “for  increased disclosure on ESG issues; (b) is willing to participate in the development of policy, regulation and standard setting (such as promoting and protecting shareholder rights); (c) could support shareholder initiatives and also file shareholder resolutions with long term ESG considerations and improved ESG disclosure, when applicable; (d) could support standardized ESG reporting and issues to be integrated within annual financial reports; and (e) on a case by case basis, will generally follow management's recommended vote on other matters related to ESG issues.

Rationale: ESG issues can affect the performance of investment portfolios (to varying degrees across companies, sectors, regions, asset classes and through time).

B.           ESG Issues

AM policy is to vote in line with the CERES recommendation on Environmental matters covered under the CERES Principles, and Social and Sustainability issues not specifically addressed elsewhere in the Guidelines. AM will rely on ISS to identify shareholder proposals addressing CERES Principles and proxies will be voted in accordance with ISS's predetermined voting guidelines on CERES Principles.

Any matter that is to be voted on, consented to or approved by the voting members, may take place in person, telephonically or via other electronic means.  In addition, voting members may act in writing, including without limitation, via e-mail.

Rationale: Deutsche Asset Management supports the CERES Principles and as such generally votes proxies in line with the CERES recommendation.

C.           Labor & Human Rights

AM policy is to vote “against” adopting global codes of conduct or workplace standards exceeding those mandated by law.

Rationale: Additional requirements beyond those mandated by law are deemed unnecessary and potentially burdensome to companies

D.           Diversity & Equality

1.	AM policy is to vote “against” shareholder proposals to force equal employment opportunity, affirmative action or board diversity.

Rationale: Compliance with State and Federal legislation along with information made available through filings with the EEOC provides sufficient assurance that companies act responsibly and make information public.

2.	AM policy is also to vote “against” proposals to adopt the Mac Bride Principles. The Mac Bride Principles promote fair employment, specifically regarding religious discrimination.

Rationale: Compliance with the Fair Employment Act of 1989 makes adoption of the Mac Bride Principles redundant. Their adoption could potentially lead to charges of reverse discrimination.

E.           Health & Safety

1.	AM policy is to vote “against” adopting a pharmaceutical price restraint policy or reporting pricing policy changes.

Rationale: Pricing is an integral part of business for pharmaceutical companies and should not be dictated by shareholders (particularly pursuant to an arbitrary formula). Disclosing pricing policies may also jeopardize a company’s competitive position in the marketplace.

2.	AM policy is to vote “against” shareholder proposals to control the use or labeling of and reporting on genetically engineered products.

Rationale: Additional requirements beyond those mandated by law are deemed unnecessary and potentially burdensome to companies.

F.           Government/Military

1.
AM policy is to vote against shareholder proposals regarding the production or sale of military arms or nuclear or space-based weapons, including proposals seeking to dictate a company's interaction with a particular foreign country or agency.

Rationale: Generally, management is in a better position to determine what products or industries a company can and should participate in. Regulation of the production or distribution of military supplies is, or should be, a matter of government policy.

2.	AM policy is to vote “against” shareholder proposals regarding political contributions and donations.

Rationale: The Board of Directors and Management, not shareholders, should evaluate and determine the recipients of any contributions made by the company.

3.	AM policy is to vote “against” shareholder proposals regarding charitable contributions and donations.

Rationale: The Board of Directors and Management, not shareholders, should evaluate and determine the recipients of any contributions made by the company.

G.           Tobacco

1.
AM policy is to vote “against” shareholder proposals requesting additional standards or reporting requirements for tobacco companies as well as “against” requesting companies to report on the intentional manipulation of nicotine content.

Rationale: Where a tobacco company’s actions meet the requirements of legal and industry standards, imposing additional burdens may detrimentally affect a company's ability to compete. The disclosure of nicotine content information could affect the company's rights in any pending or future litigation.

2.	Shareholder requests to spin-off or restructure tobacco businesses will be opposed.

Rationale: These decisions are more appropriately left to the Board and management, and not to shareholder mandate.

VIII.           Miscellaneous Items

A.           Ratification of Auditors

AM policy is to vote “for” a) the management recommended selection of auditors and b) proposals to require shareholder approval of auditors.

Rationale: Absent evidence that auditors have not performed their duties adequately, support for management’s nomination is warranted.

B.           Limitation of non-audit services provided by independent auditor

AM policy is to support proposals limiting non-audit fees to 50% of the aggregate annual fees earned by the firm retained as a company's independent auditor.

Rationale: In the wake of financial reporting problems and alleged audit failures at a number of companies, AM supports the general principle that companies should retain separate firms for audit and consulting services to avoid potential conflicts of interest. However, given the protections afforded by the recently enacted Sarbanes-Oxley Act of 2002 (which requires Audit Committee pre-approval for non-audit services and prohibits auditors from providing specific types of services), and the fact that some non-audit services are legitimate audit-related services, complete separation of audit and consulting fees may not be warranted. A reasonable limitation is appropriate to help ensure auditor independence and it is reasonable to expect that audit fees exceed non-audit fees.

C.           Audit firm rotation

AM policy is to support proposals seeking audit firm rotation unless the rotation period sought is less than five years.

Rationale: While the Sarbanes-Oxley Act mandates that the lead audit partner be switched every five years, AM believes that rotation of the actual audit firm would provide an even stronger system of checks and balances on the audit function.

D.           Transaction of Other Business

AM policy is to vote against “transaction of other business” proposals.

Rationale: This is a routine item to allow shareholders to raise other issues and discuss them at the meeting. As the nature of these issues may not be disclosed prior to the meeting, we recommend a vote against these proposals. This protects shareholders voting by proxy (and not physically present at a meeting) from having action taken at the meeting that they did not receive proper notification of or sufficient opportunity to consider.

E.           Motions to Adjourn the Meeting

AM Policy is to vote against proposals to adjourn the meeting.

Rationale: Management may seek authority to adjourn the meeting if a favorable outcome is not secured. Shareholders should already have had enough information to make a decision. Once votes have been cast, there is no justification for management to continue spending time and money to press shareholders for support.

F.           Bundled Proposals

AM policy is to vote against bundled proposals if any bundled issue would require a vote against it if proposed individually.

Rationale: Shareholders should not be forced to “take the good with the bad” in cases where the proposals could reasonably have been submitted separately.

G.           Change of Company Name

AM policy is to support management on proposals to change the company name.

Rationale: This is generally considered a business decision for a company.

H.           Proposals Related to the Annual Meeting

AM Policy is to vote in favor of management for proposals related to the conduct of the annual meeting (meeting time, place, etc.)

Rationale: These are considered routine administrative proposals.

I.           Reimbursement of Expenses Incurred from Candidate Nomination

AM policy is to follow management’s recommended vote on shareholder proposals related to the amending of company bylaws to provide for the reimbursement of reasonable expenses incurred in connection with nominating one or more candidates in a contested election of directors to the corporation’s board of directors.

Rationale: Corporations should not be liable for costs associated with shareholder proposals for directors.

J.           Investment Company Proxies

Proxies solicited by investment companies are voted in accordance with the recommendations of an independent third party, currently ISS.  However, regarding investment companies for which AM or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders. Proxies solicited by master funds from feeder funds will be voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940.

Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in voting positions on the same matter. For example, AM could vote “for” staggered boards of closed-end investment companies, although AM generally votes “against” staggered boards for operating companies. Further, the manner in which AM votes investment company proxies may differ from proposals for which a AM-advised investment company solicits proxies from its shareholders.  As reflected in the Guidelines, proxies solicited by closed-end (and open-end) investment companies are voted in accordance with the pre-determined guidelines of an independent third-party.

Subject to participation agreements with certain Exchange Traded Funds ("ETF") issuers that have received exemptive orders from the U.S. Securities and Exchange Commission allowing investing DWS funds to exceed the limits set forth in Section 12(d)(1)(A) and (B) of the Investment Company Act of 1940, DeAM will echo vote proxies for ETFs in which Deutsche Bank holds more than 25% of outstanding voting shares globally when required to do so by participation agreements and SEC orders.

Note: With respect to the Central Cash Management Fund (registered under the Investment Company Act of 1940), the Fund is not required to engage in echo voting and the investment adviser will use these Guidelines, and may determine, with respect to the Central Cash Management Fund, to vote contrary to the positions in the Guidelines, consistent with the Fund’s best interest.

K.           International Proxy Voting

The above guidelines pertain to issuers organized in the United States, Canada and Germany.  Proxies solicited by other issuers are voted in accordance with international guidelines or the recommendation of ISS and in accordance with applicable law and regulation.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Portfolio Manager Team Disclosure

The Fund is managed by a team of investment professionals employed by the Investment Manager and the Investment Advisor, who collaborate to develop and implement the Fund’s investment strategy.

The Investment Advisor’s portfolio managers make recommendations to the Investment Manager’s portfolio managers with respect to the Fund’s investments; the Investment Manager’s portfolio managers determine which securities are suitable for the Fund’s investment. Upon instructions given by the Investment Manager’s portfolio managers as to which securities are suitable for investment, the Investment Advisor’s portfolio managers transmit purchase and sale orders and select brokers and dealers to execute portfolio transactions on the Fund’s behalf.

The names of the persons primarily responsible for the day-to-day management of the Fund’s portfolio and their business experience during at least the past five years are set forth below.

Rainer Vermehren, Director

•	Joined Deutsche Asset & Wealth Management in 1997 and the Fund in 2010.

•	Portfolio manager for International Equities and Germany Funds; COO DIMA Branch: Frankfurt.

•	Previously served as assistant to fund manager in Latin American equities at Morgan Stanley, New York from 1994 to 1996.

•	BA, Towson University; MBA, Fordham University.

Gerd Kirsten, CFA, Managing Director

•	Senior Portfolio Manager, DWS Investments GmbH: Frankfurt

•	Joined Deutsche Asset & Wealth Management and the Fund in 2009.

•
Previously, 1990-99 worked in New York for HVB Capital, the US investment bank of Hypovereinsbank and 1999-2004 with Deka Investment as senior portfolio manager, 2004-2009 Partner and Managing Director of F&V Vermoegensverwaltung AG and fund manager of the innovative Dynamic Europe Fund.

•	MBA in Finance from Columbia University, New York and Diplom-Kaufmann in Banking from Technical University, Berlin

Compensation of Portfolio Managers

Portfolio managers are paid on a Total Compensation basis, which includes: (i) fixed pay (base salary), which is linked to job function, responsibilities and internal and external peer comparison, and (ii) variable compensation, which is linked to investment performance, individual contribution, and the overall financial results of both Deutsche Asset & Wealth Management and Deutsche Bank AG. Variable compensation can be delivered via a short-term and/or long-term vehicle, namely cash, restricted equity awards, and/or restricted incentive awards.  Additionally, to better align the interests of investors and portfolio managers, a portion of the long term variable compensation that portfolio managers receive will be designated for investments in shares of the funds they manage.  Variable compensation comprises a greater proportion of total compensation as the portfolio manager’s seniority and total compensation level increase.  The proportion of variable compensation delivered via a long-term incentive award, which is subject to clawback, increases significantly as the amount of variable compensation increases.  All variable compensation delivered via a long-term incentive award is subject to clawback.

To evaluate its investment professionals, Deutsche Asset & Wealth Management reviews investment performance for all accounts managed in relation to both account peer group and benchmark related data (i.e., appropriate Morningstar peer group universes and/or benchmark index(es) with respect to each account). The ultimate goal of this process is to evaluate the degree to which investment professionals deliver investment performance that meets or exceeds their clients’ risk and return objectives. When determining Total Compensation, Deutsche Asset & Wealth Management considers a number of quantitative and qualitative factors:

•	Quantitative measures (e.g. one-, three- and five-year pre-tax returns versus the benchmark and appropriate peer group, taking risk targets into account) are utilized to measure performance.

•	Qualitative measures (e.g. adherence to, as well as contributions to, the enhancement of the investment process) are included in the performance review.

•
Other factors (e.g. non-investment related performance, teamwork, adherence to compliance rules, risk management and "living the values" of Deutsche Asset & Wealth Management) are included as part of a discretionary component of the review process, giving management the ability to consider additional markers of performance on a subjective basis.

Fund Ownership of Portfolio Managers

The following table shows the dollar range of Fund shares owned beneficially and of record by each member of the Fund’s portfolio management team as well as in all US registered DWS Funds as a group (i.e. those funds advised by Deutsche Asset & Wealth Management or its affiliates), including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans.   This information is provided as of the Fund’s most recent fiscal year end.

Name of Portfolio Manager	Dollar Range of Fund Shares Owned	Dollar Range of All DWS Fund Shares Owned
Rainer Vermehren	-	$10,001 - $50,000
Gerd Kirsten	-	-

Conflicts of Interest

In addition to managing the assets of the Fund, the Fund’s portfolio managers may have responsibility for managing other client accounts of the Advisor or its affiliates.  The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager.  Total assets attributed to each portfolio manager in the tables below include total assets of each account managed by them, although the manager may only manage a portion of such account’s assets.  For Funds subadvised by subadvisors unaffiliated with DIMA, total assets of Funds managed may only include assets allocated to the portfolio manager and not the total assets of each Fund managed.  The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account.  This information is provided as of the Fund’s most recent fiscal year end.

Other SEC Registered Investment Companies Managed:

Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance Based Fee	Total Assets of Performance- Based Fee Accounts
Rainer Vermehren	3	$1,351,900,000	-	-
Gerd Kirsten	-	-	-	-

Other Pooled Investment Vehicles Managed:

Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance-Based Fee	Total Assets of Performance- Based Fee Accounts
Rainer Vermehren	-	-	-	-
Gerd Kirsten	7	$1,071,400,000	-	-

Other Accounts Managed:

Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Rainer Vermehren	-	-	-	-
Gerd Kirsten	-	-	-	-

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Funds.  The Advisor has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on  the ability of portfolio managers and other “access persons” to invest in securities that may be recommended or traded in the Funds and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

•
Certain investments may be appropriate for the Fund and also for other clients advised by the Advisor, including other client accounts managed by the Fund’s portfolio management team.  Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Advisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for the Fund may differ from the results achieved for other clients of the Advisor.  In addition, purchases or sales of the same security may be made for two or more clients on the same day.  In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be most equitable to each client, generally utilizing a pro rata allocation methodology.  In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by the Fund.  Purchase and sale orders for the Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to the Fund and the other clients.

•
To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

•
In some cases, an apparent conflict may arise where the Advisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages.  The Advisor will not determine allocations based on whether it receives a performance-based fee from the client.   Additionally, the Advisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

•
The Advisor and its affiliates and the investment team of each Fund may manage other mutual funds and separate accounts on a long only or a long-short basis. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The Advisor has adopted procedures that it believes are reasonably designed to mitigate these and other potential conflicts of interest. Included in these procedures are specific guidelines developed to provide fair and equitable treatment for all clients whose accounts are managed by each Fund’s portfolio management team. The Advisor and the portfolio management team have established monitoring procedures, a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

The Advisor is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Advisor is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the “Firm”) are engaged in businesses and have interests in addition to managing asset management accounts, such wide ranging activities involve real, potential or apparent conflicts of interest. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients’ advisory accounts. The Advisor may take investment positions in securities in which other clients or related persons within the Firm have different investment positions. There may be instances in which the Advisor is purchasing or selling for its client accounts, or pursuing an outcome in the context of a workout or restructuring with respect to, securities in which the Firm is undertaking the same or differing strategy in other businesses or other client accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Advisor’s advisory clients, including the Fund. The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to a Fund’s Board.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

	(a)	(b)	(c)	(d)
Period	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
January 1 through January 31	36,424	$6.20	36,424	484,740
February 1 through February 28	12,146	$6.74	12,146	472,594
March 1 through March 31	47,383	$6.76	47,383	425,211
April 1 through April 30	47,670	$6.60	47,670	377,541
May 1 through May 31	27,911	$6.42	27,911	349,630
June 1 through June 30	0	$-	0	878,656
July 1 through July 31	0	$-	0	878,656
August 1 through August 31	529,026	$7.08	529,026	550,000
September 1 through September 30	18,315	$6.96	18,315	531,685
October 1 through October 31	65,317	$6.96	65,317	466,368
November 1 through November 30	42,550	$6.83	42,550	423,818
December 1 through December 31	30,951	$7.05	30,951	392,867
Total	857,693	$6.95	857,693

On July 20, 2010, the Fund announced that its Board of Directors has authorized a Discount Management Program (the "Program"). The Board approved a series of up to four consecutive, semi-annual tender offers each up to 5% of the Fund's outstanding shares at a price equal to 98% of net asset value. The Fund will conduct a tender offer if its shares trade at an average discount to net asset value of more than 10% during the applicable twelve-week measurement period. The first measurement period commenced on September 1, 2010 and expired on November 24, 2010. During the first measurement period, the Fund's shares traded at an average discount to NAV of 10.02%. Therefore the Fund conducted a tender offer which commenced on January 7, 2011 and expired on February 8, 2011. The Fund accepted 574,974 tendered shares (which represents 5% of the shares outstanding on the Fund). The second measurement period commenced on March 7, 2011 and expired on May 27, 2011. The third measurement period commenced on August 29, 2011 and expired on November 18, 2011. During the second and third measurement periods the Fund's shares traded at an average discount to NAV of less than 10.0%. Therefore, the Fund was not required to conduct a tender offer. The fourth and final measurement period of the Program announced in July 2010 commenced on March 5, 2012 and expired on May 25, 2012. During the fourth measurement period, the Fund's shares traded at an average discount to NAV of 10.17%. Therefore the Fund conducted a tender offer which commenced on July 25, 2012 and expired on August 22, 2012. The Fund accepted 529,026 tendered shares (which represented 5% of the shares outstanding on the Fund).

On July 18, 2011 the Fund announced that its Board of Directors approved an extension of the repurchase authorization permitting the Fund to repurchase up to 600,000 shares during the period August 1, 2011 to July 31, 2012. Under this plan the Fund repurchased 250,370 shares in open market transactions from August 1, 2011 through July 31, 2012.

On January 31, 2012, the Fund announced that its Board of Directors has authorized a new series of up to four consecutive, semi-annual tender offers each up to 5% of the Fund's outstanding shares at a price equal to 98% of net asset value. The Fund will conduct a tender offer if its shares trade at an average discount to net asset value of more than 10% during the applicable twelve-week measurement period. On July 18, 2012, the Fund announced the first measurement period under this plan will commence on September 10, 2012 and expire on November 30, 2012. During this measurement period, the Fund's shares traded at an average discount to NAV of less than 10%. Therefore, the Fund was not required to conduct a tender offer. On January 28, 2013, pursuant to the Discount Management Program, the Fund announced that the next measurement period will commence on March 25, 2013 and expire on June 14, 2013.

Also on July 18, 2012, the Fund announced that the Board of Directors approved the extension of the current repurchase authorization permitting the Fund to repurchase up to 550,000 shares during the period from August 1, 2012 through July 31, 2013.  Under this plan, the Fund repurchased 157,133 shares in open market transactions between August 1, 2012 through December 31, 2012.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which stockholders may recommend nominees to the Fund’s Board. The Nominating and Governance Committee will consider nominee candidates properly submitted by stockholders in accordance with applicable law, the Fund's Articles of Incorporation or By-laws, resolutions of the Board and the qualifications and procedures set forth in the Nominating and Governance Committee Charter and this proxy statement. The Nominating and Governance Committee's Charter requires that a stockholder or group of stockholders seeking to submit a nominee candidate (i) must have beneficially owned at least 5% of the Fund's common stock for at least two years, (ii) may submit only one nominee candidate for any particular meeting of stockholders, and (iii) may submit a nominee candidate for only an annual meeting or other meeting of stockholders at which directors will be elected. The stockholder or group of stockholders must provide notice of the proposed nominee pursuant to the requirements found in the Fund's By-laws.  Generally, this notice must be received not less than 90 days nor more than 120 days prior to the first anniversary of the date of mailing of the notice for the preceding year's annual meeting. Such notice shall include the specific information required by the Fund's By-laws. The Nominating and Governance Committee will evaluate nominee candidates properly submitted by stockholders on the same basis as it considers and evaluates candidates recommended by other sources.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	The European Equity Fund, Inc.

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	February 25, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	February 25, 2013

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	February 25, 2013